As filed with the Securities and Exchange Commission on April 8, 2016
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	551	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	553	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3338

Adam W. Smith, Esq.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on April 8, 2016 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 551 to the Registration Statement of Trust for Professional Managers is being filed for the purpose of responding to Staff comments with respect to adding the Marketfield Fund as a new series of the Trust and to make other permissible changes under Rule 485(b).

Marketfield Fund
Class A (MFADX)
Investor Class (MFNDX)
Class C (MFCDX)
Class I (MFLDX)
Class R2 (MFRDX)
Class R6 (MFRIX)

Prospectus

April 8, 2016

THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents - Marketfield Fund Prospectus

Marketfield Fund
A Series of Trust for Professional Managers (the “Trust”)

This Prospectus applies to Class A, Investor Class, Class C, Class I, Class R2 and Class R6 shares of the Marketfield Fund (the “Fund”).  The Fund also has Class P shares, which are currently offered for purchase in a separate prospectus.

Table of Contents - Marketfield Fund Prospectus

Summary Section

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for discounts on sales charge if you or your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Choosing a Share Class” on page 26 of the Prospectus and under “Sales Charges; Sales Charge Reductions and Waivers” on page 101 of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Investor Class	Class C	Class I	Class R2	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None(1)	None(1)	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	0.25%	None
Other Expenses
Shareholder Servicing Plan Fees	None	None	None	None	0.10%	None
Short Sale Expenses	0.74%	0.81%	0.72%	0.70%	0.75%	0.82%
Remainder of Other Expenses	0.15%	0.17%	0.17%	0.16%	0.16%	0.03%
Acquired Fund Fees and Expenses	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses(2)	2.62%	2.71%	3.37%	2.34%	2.74%	2.33%

(1)	A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.
(2)	Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	One Year	Three Years	Five Years	Ten Years
Class A	$801	$1,320	$1,864	$3,341
Investor Class	$809	$1,345	$1,906	$3,424
Class C	$438	$1,036	$1,755	$3,658
Class I	$237	$730	$1,250	$2,676
Class R2	$277	$850	$1,450	$3,070
Class R6	$236	$727	$1,245	$2,666

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$340	$1,036	$1,755	$3,658

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  For the year ended December 31, 2015, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks long-term growth of capital above that of the broad equity market over a full market cycle, with volatility that is lower than that of the broad equity market.  Correlation between the Fund and the broad equity market may vary considerably over the course of an investment cycle.

To achieve the Fund’s investment objective, Marketfield Asset Management LLC (the “Adviser”), the Fund’s investment adviser, allocates the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns.

The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size.  The Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Adviser has discretion to determine the countries considered to be emerging market countries, taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations.  The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  Also, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of securities or other derivative type transactions (specifically options, forward contracts, forward foreign currency contracts, futures contracts and swap agreements) to profit from an anticipated decline in the price of the securities sold short.

Under normal market conditions, the Fund’s investments in fixed-income securities consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities.  The Fund may also invest in fixed income securities of foreign issuers (including issuers in emerging markets).  The Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade.  Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as securities rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Adviser.  If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.  Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.”

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In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements.  The Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

When reviewing investment opportunities for the Fund, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole.  A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.  The Adviser may engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, the Adviser’s perception of investor sentiment and investment flows.  Once the Adviser has identified a theme that is expected to either benefit or disadvantage a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund.  In some cases, the Adviser may utilize a sector- or country-specific ETF that offers exposure to a broad range of securities.  In other situations, the Adviser may select a single issue that is perceived by the Adviser to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

The Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis.  The Adviser may also sell or reduce a position in a security if it sees the investment theme failing to materialize.

Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Market Changes Risk: The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives.  From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions.  Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

•	Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

•
Macroeconomic Strategy Risk: The investment strategies of the Fund rely on, among other things, the Adviser’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes.  As such, the success of the investment strategies of the Fund depends, in part, on the accuracy of Adviser’s assessment of macroeconomic conditions and trends.  Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.

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•
Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.  Opportunity for greater gain often comes with greater risk of loss.

•
Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted.  Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

•
Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities.  Foreign securities may also subject the Fund’s investments to changes in currency rates.

•
Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.  The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

•
Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies.  Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.  Smaller capitalization companies may be more vulnerable to adverse business or market developments.

•
Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage.  This could result in increased volatility of returns.

•
Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

•
Debt or Fixed-Income Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Adviser may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the  Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.  Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its holdings at a time when the Adviser might wish to sell.  Decreased liquidity in the markets also may make it more difficult to value some or all of the Fund’s holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

•
High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as “junk bonds”) are sometimes considered speculative because they present a greater risk of loss than higher quality securities.  Such securities may, under certain circumstances, be less liquid than higher rated securities.  These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss.  These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

•
Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests.  However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

•
Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

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•
Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities.  If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments.  If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly.  These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•
Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.  Municipalities continue to experience economic and financial difficulties in the current economic environment.  The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market.  Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

•
Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index.  Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument.  Derivatives may be difficult to sell, unwind or value.  Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund.  Swap transactions tend to shift the Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument.  Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.  Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.  The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

•
Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants.  The lack of an active trading market may make it difficult to obtain an accurate price for a security.  If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing.  In such cases, the value determined for a security could be different than the value realized upon such security’s sale.  As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.  Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

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•
Portfolio Turnover Risk: Portfolio turnover measures the amount of trading the Fund does during the year.  The Fund may experience a portfolio turnover rate of over 100%.  The Fund’s portfolio turnover rate for its fiscal year ended December 31st is found in the Summary Section and in the Financial Highlights section of this Prospectus.  The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate more capital gains, including short-term capital gains taxable at ordinary income rates (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

•
Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.   The Fund has selected the S&P 500® Index as its primary benchmark.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.  The Fund has selected the HFRI Macro Discretionary Thematic Index as a secondary benchmark.  The HFRI Macro Discretionary Thematic Index is composed of hedge funds with investment objectives similar to the Fund.  The HFRI Macro Discretionary Thematic Index is a broad-based hedge fund index consisting of strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions.  These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables.

Performance data for the classes varies based on differences in their fee and expense structures.  The performance figures for Class I shares reflect the historical performance of the then-existing shares of MainStay Marketfield Fund (the predecessor to the Fund, for which the Adviser served as the investment sub-advisor) for periods from October 5, 2012 to April 8, 2016.  The performance figures for Class I shares also reflect the historical performance of the then-existing shares of the predecessor fund to MainStay Marketfield Fund (which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.  The returns in the table below for periods prior to October 5, 2012 have been calculated using the expenses of the predecessor fund to the MainStay Marketfield Fund.  Performance figures for Class A, Investor Class, Class C and Class R2 shares, first offered on October 5, 2012, include the historical performance of Class I shares through October 4, 2012 and are adjusted to reflect differences in fees and expenses.  Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013.  Performance data for the classes varies based on differences in their fee and expense structures.  Unadjusted, the performance for the newer classes would likely have been different because of differences in certain fees and expenses attributable to each share class.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.   Updated performance information is available on the Fund’s website at www.marketfieldfund.com or by calling the Fund at 1-800-311-MKTFLD (toll free).

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Calendar Year Total Return for Class I Shares as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return for Class I shares was 15.89% for the quarter ended June 30, 2009, and the lowest quarterly return for Class I shares was     -13.08% for the quarter ended December 31, 2008.

Average Annual Total Returns
(for the Periods Ended December 31, 2015)
			Since Inception
	1 Year	5 Year	(7/31/07)
Return Before Taxes
Class A	-8.48%	1.82%	4.68%
Investor Class	-8.48%	1.82%	4.68%
Class C	-9.19%	1.05%	3.90%
Class I	-8.31%	2.05%	4.93%
Class R2	-8.57%	1.70%	4.57%
Class R6	-8.25%	2.06%	4.94%
Return After Taxes on Distributions
Class I	-8.31%	2.03%	4.91%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-4.71%	1.58%	3.91%
S&P 500® Index	1.38%	12.57%	6.41%
(reflects no deduction for fees, expenses or taxes)
HFRI Macro Discretionary Thematic Index	-0.05%	-0.80%	0.25%
(reflects no deductions for fees, expenses, or taxes)

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After tax returns are shown for the Class I shares only and after-tax returns for the other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits the investor.

Management

The Adviser
Marketfield Asset Management LLC is the Fund’s investment adviser.

Portfolio Managers
Michael C. Aronstein and Michael Shaoul, Ph.D. are the Fund’s Portfolio Managers.  Mr. Aronstein has been President and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund and its predecessors since it commenced operations in July 2007.  Mr. Shaoul has been Chairman and Chief Executive Officer of the Adviser since July 2007.  He has co-managed the Fund since April 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-800-311-MKTFLD (toll free), on any day the New York Stock Exchange is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”).  You may also purchase or redeem Fund shares by wire transfer.  Purchases and redemptions by telephone are permitted if you have previously established these options for your account.  Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts
	Initial Investment	Subsequent Investments
Class A Shares	$25,000	$0
Investor Class Shares	$2,500	$50
Class C Shares	$2,500	$50
Class I Shares – individual investors	$5,000,000	$0
Class I Shares – institutional investors	$0	$0
Class R2 Shares	$0	$0
Class R6 Shares	$250,000	$0

Tax Information
The Fund’s distributions will be taxed primarily as ordinary income unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  A portion of the Fund’s distributions may also be taxable as long-term capital gain.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The investment objective of the Fund is capital appreciation.

Changes in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser allocates the Fund’s assets among investments in equity securities, fixed-income securities, derivatives, currencies, commodity-linked instruments and other investment companies, including ETFs, in proportions consistent with the Adviser’s evaluation of their expected risks and returns.

Investments in Equity Securities.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. and foreign companies (including issuers located in emerging markets), convertible securities, depositary receipts, warrants, rights and derivatives that are linked to equity securities.  The Fund is generally not constrained among the types of equity securities in which it may invest.  The Fund may invest in equity securities of companies with market capitalizations of any size.  In addition to direct investments in equity securities and other equity-linked instruments, the Fund may invest in shares of other investment companies, including ETFs, that invest in equity securities and other equity-linked instruments.

Investments in Fixed-Income Securities.  The Fund may invest in fixed-income securities of U.S. and foreign issuers (including issuers located in emerging markets), and derivatives that are linked to fixed-income securities.  “Fixed-income securities” in which the Fund may invest include, but are not limited to, corporate bonds, convertible bonds, debt securities and other fixed-income instruments issued by various U.S. and non-U.S. governments (including their agencies or instrumentalities), municipal securities, partnership securities, commercial and residential mortgage-backed securities, asset backed securities, and when issued securities.  These investments may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by a NRSRO, commonly referred to as “junk bonds” or “high yield bonds.”  Fixed-income securities may also be secured or unsecured, or have various rankings (such as senior or subordinate) to other debt securities of the same issuer.  In addition to direct investments in fixed-income securities and other instruments that are linked to fixed-income securities, the Fund may invest in shares of other investment companies that invest in fixed-income securities and other instruments that are linked to fixed-income securities, including shares of ETFs.

Investments in Derivatives.  The Fund may invest in derivatives for hedging purposes, to maintain liquidity or to seek total return.  Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement.  Derivatives include options, futures contracts, forward foreign currency contracts, swaps and related products.

Options.  An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.  The Fund’s investments in options may include the loss of the entire premium and the value of the underlying asset.

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Futures.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.  The Fund may enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.  Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act.  Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps.  A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities.  Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer).  The Fund may be a buyer or seller of a credit default swap.  Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents.  The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

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If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing.  However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Currencies.  The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including those of issuers located in emerging markets).  In addition, the Fund may purchase and sell foreign currencies in the spot market or by entering into forward foreign currency contracts, and may invest in currency futures contracts, and options on foreign currencies.

Commodity Markets Investments.  The Fund may invest in commodity-linked instruments, including commodity-linked swaps, futures, options and options on futures, commodity-linked debt and other investment companies and ETFs that invest in commodity-linked instruments.  The Fund’s investments in commodity-linked instruments represent underlying tangible assets such as oil, minerals, metals and agricultural products.  In addition to investments in commodity-linked instruments, the Fund may invest in fixed income or equity securities of issuers that are engaged in a commodities-based industry (such as manufacturers of mining or agricultural equipment, producers of oil or other fossil fuels, or producers of forest products).  The Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments.  For longer periods of time, the Fund may hold a substantial cash position.  These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities.  Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take.  In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  Information about the Fund’s objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus.  Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (“SAI”).  The information below describes in greater detail the other risks pertinent to the Fund.  The following risks are provided in alphabetical order and not necessarily in order of importance.

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American Depositary Receipts (“ADRs”).  The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary.  ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks.  In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

Convertible Securities Risk.  Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities.  Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities Risk.  Investors buy debt securities, also referred to as fixed-income securities, primarily to profit through interest payments.  Governments, banks and companies raise cash by issuing or selling debt securities to investors.  Debt securities may be bought directly from those issuers or in the secondary trading markets.  There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Interest may be paid at different intervals.  Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
•
Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity.  Therefore, the net asset value (“NAV”) of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity.

•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•
Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by an independent rating agency, such as S&P or Moody’s are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.”  Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates.  In general, the longer the Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates.  The Fund’s target duration with respect to each investment will vary from investment to investment and may change over time.

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A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year.  This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions Risk.  The Fund may enter into derivative transactions, or “derivatives,” which may include options, forwards, futures, options on futures and swap agreements.  The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices.  The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions.  Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index.  As a result, derivatives can be highly volatile.  If the Adviser is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.  When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.  In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period.  The Fund may also incur fees and expenses in enforcing its rights.  In addition, certain derivative transactions can result in leverage.  Leverage involves investment exposure in an amount exceeding the initial investment.  Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders.  As a series of an investment company registered with the SEC, the Fund must maintain reserves of liquid assets to “cover” obligations with respect to certain kinds of derivative instruments.

Emerging Markets Risk.  The risks of foreign investments are usually much greater when they are made in emerging markets.  Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments.  Some emerging countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets.  Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk.  Publicly held corporations may raise needed cash by issuing or selling equity securities to investors.  When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation.  Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market.  There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.  The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•
Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors.  In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

•
Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund’s holdings.  Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”) Risk.  To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs.  ETFs are investment companies that trade like stocks.  The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios.  The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities.  Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.  ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly.  The Fund may from time-to-time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

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The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940 (the “1940 Act”), subject to certain conditions.  Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.  In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Foreign Securities Risk.  Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities.  Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.  Foreign securities may also be less liquid and more volatile than U.S. securities.  There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.  See “Emerging Markets Risk” above.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency.  Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies.  Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets.  However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.  See “Risk Management Techniques” below.

Futures Transactions.  The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts.  The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio.  In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.  Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities.  The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.  Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts.  If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) Risk.  To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs and EDRs.  GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation.  GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks.  Depositary receipts involve many of the same risks of investing directly in foreign securities.

High-Yield Securities Risk.  High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Adviser and are sometimes considered speculative.

Investments in high-yield securities involve special risks in addition to the risks associated with investments in higher rated securities.  High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities.  In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors.  Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so.  This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Liquidity Risk.  The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous time or price.  Generally, funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Mortgage-Related and Asset-Backed Securities Risk.  Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  The Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities.  Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.  On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

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Municipal Bonds.  Municipal bonds are bonds issued by, or on behalf of, the District of Columbia, the states, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Unless more than 50% of the value of the Fund’s assets at the close of each quarter of its taxable year consists of qualifying municipal bonds, the Fund will not be eligible to pay tax-exempt distributions to its shareholders, even if the Fund receives income from municipal bonds.

Options Risk.  An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option.  If the Fund’s Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Other Investment Companies Risk.  The Fund may invest in other investment companies, including open-end funds and ETFs.  See “Exchange-Traded Funds Risk” above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class.  The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly.  Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests.  However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.  In addition, because ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Portfolio Turnover Risk.  Portfolio turnover measures the amount of trading the Fund does during the year.  The Fund may experience a portfolio turnover rate of over 100%.  The Fund’s portfolio turnover rate for its fiscal year ended December 31st is found in the Summary Section and the Financial Highlights section of this Prospectus.  The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate more capital gains, including short-term capital gains taxable at ordinary income rates (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Risk Management Techniques Risk.  Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.  These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

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These practices can be used in an attempt to adjust the risk and return characteristics of the Fund’s portfolio of investments.  For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market.  The use of such techniques in an attempt to reduce risk is known as “hedging.”  If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return.  These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.  The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  The lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery.  In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances, the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.  The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

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Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small-Cap and Mid-Cap Stocks Risk.  The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies.  These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.  Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities.  They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  Generally, the smaller the company, the greater these risks become.

Swap Agreements Risk.  The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.  In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.  The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Adviser correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund.  For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.  Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap.  For additional information on swaps, see “Derivative Transactions” above.  Also, see the “Tax Information” section in the SAI for information regarding the tax considerations relating to swap agreements.

Temporary Defensive Investments.  In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

Growth Stocks.  The Fund may invest in equity securities of companies that a portfolio manager believes will experience relatively rapid earnings growth.  Such “growth stocks” typically trade at higher multiples of current earnings than other securities.  Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

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The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.  Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Initial Public Offerings (“IPOs”) Risk.  The Fund may invest in securities that are made available in IPOs.  IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.  As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Loan Participation Interests Risk.  Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations.  There are three types of Participations which the Fund may purchase.  A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.  Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender’s interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the underlying corporate loan.  Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower.  The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower.  The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Money Market/Short-Term Securities Risk.  To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments.  An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds.  A money market fund may not achieve its investment objective.  The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective.  Changes in government regulations may affect the value of an investment in a money market fund.

Real Estate Investment Trusts (“REITs”) Risk.  The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.  Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.  A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the 1940 Act.  The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

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Regulatory Risk.  Legal and regulatory changes could occur that may adversely affect the Fund.  The Dodd-Frank Act, which was signed into law in July 2010, has resulted in significant changes to the U.S. financial regulatory framework and additional changes to the regulatory framework are expected in the future.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the legislation and regulation in ways that are currently unforeseeable.  The effect of any future regulatory change on the Fund could be substantial and adverse.

In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund.  If the proposed rule is adopted and goes into effect, it may require modifications to the Fund’s investment strategies to continue to invest in, or remain invested in, derivatives, which could have an adverse impact on the Fund.  The Adviser cannot predict the effects of these regulations on the Fund’s portfolio.  The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund.  Legislation or regulation may change the way in which the Fund is regulated.  The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Rights and Warrants Risk.  To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants.  The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments.  Rights and warrants pay no dividends and confer no rights other than a purchase option.  If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Value Stocks Risk.  The Fund may invest in companies that may not be expected to experience significant earnings growth in the immediate future, but whose securities the Adviser believes are selling at a price lower than their true value.  Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.  The principal risk of investing in value stocks is that they may never reach what the Fund’s Adviser believes is their full value or that they may go down in value.  If the Adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the Adviser anticipates.

When-Issued Securities and Forward Commitments Risk.  Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date.  During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.  There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment.  Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment.  The same procedure and risks exist for forward commitments as for when-issued securities.

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Tax Risk.  The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-800-311-MKTFLD (toll free), or at www.marketfieldfund.com.  Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Marketfield Asset Management LLC, located at 60 East 42nd Street, 36th Floor, New York, New York 10165, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Fund compensates the Adviser for its services at the annual rate of 1.40% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed an annual rate of 1.80%, 1.82%, 2.57%, 1.56%, 1.91% and 1.43% of the Fund’s average daily net assets for Class A shares, Investor Class shares, Class C shares, Class I shares, Class R2 shares and Class R6 shares, respectively.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.80%, 1.82%, 2.57%, 1.56%, 1.91% and 1.43% of the Fund’s average daily net assets for Class A shares, Investor Class shares, Class C shares, Class I shares, Class R2 shares and Class R6 shares, respectively.  Any waiver in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement is in effect through at least April 11, 2019, and may be terminated only by the Board of Trustees.

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A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, will be included in the Fund’s semi-annual report to shareholders dated June 30, 2016.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers

Michael C. Aronstein, is President, Chief Investment Officer and a co-founding partner of the Adviser (and its predecessor firm, which was created in 2007).  He is also a portfolio manager of the Fund.  In 2004, Mr. Aronstein joined Oscar Gruss & Son Incorporated, where he held the position of Chief Investment Strategist until 2012.  Prior to joining Oscar Gruss, Mr. Aronstein was Chief Investment Strategist at Preservation Group, a provider of independent macroeconomic and strategic advice to professional investors.  Mr. Aronstein began his investment career in 1979 at Merrill Lynch, serving positions as Senior Market Analyst, Senior Investment Strategist, and Manager of Global Investment Strategy.  Mr. Aronstein spent six years as President of Comstock Partners, a diversified investment advisor, and left to found West Course Capital, a discretionary commodity management firm.  Mr. Aronstein graduated from Yale College with a Bachelor of Arts in 1974.

Michael Shaoul, Ph.D. is Chairman, Chief Executive Officer and a co-founding partner of the Adviser (and its predecesor firm).  He is also a portfolio manager of the Fund.  In 1996 Mr. Shaoul joined Oscar Gruss & Son Incorporated.  He became its Chief Executive Officer in 2001 and held this position until 2014.  He is Treasurer of American Friends of Tel Aviv University and a member of the Board of North American Friends of Manchester University.  He was awarded a Ph.D. in Accounting and Finance from the University of Manchester (UK) in 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

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Shareholder Information

Choosing a Share Class
The Fund offers Class A, Investor Class, Class C, Class I, Class R2 and Class R6 shares in this prospectus.  The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.  Each class of shares has different expenses and distribution arrangements to provide for different investment needs.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

	Class A	Investor Class	Class C	Class I	Class R2	Class R6
Initial sales charge	Yes	Yes	None	None	None	None
Contingent deferred sales charge (“CDSC”)	None(1)	None(1)	1.00% on sale of shares held for one year or less	None	None	None
Ongoing distribution and/or shareholder service (Rule 12b-1) fees	0.25%	0.25%	0.75% distribution fee and 0.25% shareholder servicing fee (1.00% total)	None	0.25%	None
Shareholder service fee	None	None	None	None	0.10%	None
Conversion feature(2)	Yes	Yes	Yes	Yes	Yes	Yes
Purchase maximum(3)	None	None	$1,000,000	None	None	None
(1)
A CDSC of 1.00% may be imposed on certain redemptions made within 12 months year of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more.  See “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” below.

(2)	See the sections discussing “Converting Shares” for more information on the voluntary and/or automatic conversions that apply to each share class.
(3)	Does not apply to purchases by certain retirement plans (or certain institutions purchasing Class I shares).

Class A Shares.  Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  There are several ways to reduce this charge.  See the section “Sales Charge Reductions And Waivers On Investor Class And Class A Shares” below.  You do not pay a sales charge on purchases of Class A shares in amounts of $1 million or more.  Class A shares of the Fund are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Class A shares, computed on an annual basis.

Investor Class Shares.  Investor Class shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge.  There are several ways to reduce this charge.  See the section “Sales Charge Reductions And Waivers On Investor Class And Class A Shares” below.  You do not pay a sales charge on purchases of Investor Class shares in amounts of $1 million or more.  Investor Class shares of the Fund are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.

Class C Shares. Class C shares of the Fund are offered for sale at NAV, without the imposition of a sales charge.  Class C shares are subject to a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee on an annual basis.  As a result, Class C shareholders pay higher annual expenses than the Fund’s other share classes.  You do not pay a sales charge on purchases of Class C shares; however, you may be subject to a CDSC of 1.00% if you redeem these shares within 12 months of purchase.  The CDSC will be calculated based on the lower of original cost or current market value of the shares being sold.  In the case of a partial redemption, the first shares redeemed are any shares acquired through reinvested dividends and capital gain distributions.  After that, shares are redeemed on a “first in first out” basis.

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Class C CDSC
Months since purchase	CDSC on Shares Being Sold
12	1.00%
Thereafter	0.00%

Investors are not permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.  There may be certain exceptions to this restriction for omnibus and other nominee accounts. In these instances, investors may want to consider the lower operating expense of Class A shares.

Class I Shares.  Class I shares of the Fund are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution and shareholder servicing fees.  Class I shares also pay lower annual expenses than the Fund’s Investor Class, Class A and Class C shares.  Class I shares are offered only to certain institutional investors or through certain financial intermediary accounts or retirement plans, subject to the applicable investment minimums.  Class I shares are available to the following:

•	institutional investors
•	certain IRAs if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund;
•	certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
•	existing Class I shareholders;
•
Trustees of the Trust, former Fund trustees, employees of affiliates of the Fund and the Adviser and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Adviser affiliate employee benefit plans; and

•	wrap fee programs of certain broker-dealers. Please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees.

Class R2 Shares.  Class R2 shares of each Fund are offered for sale at NAV without the imposition of a sales charge.  Class R2 shares are subject to a 0.25% Rule 12b-1 distribution fee and a 0.10% shareholder servicing fee on an annual basis.  As a result, Class R2 shareholders pay higher annual expenses than the Class R6 shareholders.  Class R2 shares are available in certain individual retirement accounts and in certain retirement plans, including:

•	Section 401(a) and 457 plans;
•	Certain Section 403(b)(7) plans;
•	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
•	Non-qualified deferred compensation plans.

Class R6 Shares.  Class R6 shares of each Fund are offered for sale at NAV without the imposition of a sales charge or Rule 12b-1 distribution and shareholder servicing fees.  Class R6 shares are generally available only to certain retirement plans that trade on an omnibus level.

Class R6 shares are available in certain individual retirement accounts, including the following, provided that in each case the plan trades on an omnibus level:

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•	Section 401(a) and 457 plans;
•	Certain Section 403(b)(7) plans;
•	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
•	Non-qualified deferred compensation plans.

Sales Charges on Investor Class and Class A Shares
Without a reduction or waiver, the price that you pay when you buy Class A and Investor Class shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge” or “load”), which varies depending upon the size of your purchase.  The sales charge for Class A and Investor Class shares is calculated as follows:

Purchase Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested(1)	Typical dealer concession as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(2)	None	None	None
(1)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2)
No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class and Class A Shares” below.

Sales Charge Reductions And Waivers On Investor Class And Class A Shares

Reducing Front-End Sales Charges. There are several ways you can lower your sales charge for Investor Class and Class A shares of the Fund at one of the reduced sales charge rates shown in the tables above.

Rights of Accumulation.  You may combine your current purchase of Investor Class and Class A shares of the Fund with other existing Class A, Investor Class and Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Investor Class shares purchased in accounts at the public offering price and the value of the Class C shares you own at the net asset value at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

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Reinstatement Privilege.  If you redeem Class A and Investor Class shares of the Fund, and within 60 days purchase and register new Class A and Investor Class shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent.  By signing a Letter of Intent (“LOI”), you can reduce your Class A and Investor Class sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Investor Class and Class A shares.  Any Class A and Investor Class shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Class A and Investor Class share purchase of $1,000,000 or more, nor on any purchase into an I Class A and Investor Class account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value.  The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers.  Sales charges for Class A and Investor Class shares may be waived under certain circumstances for some investors or for certain purchases.  You will not have to pay a sales charge on purchases of Investor Class and Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•
you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your customers;
•
you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	you are purchasing shares for a 401(k), 403(b) or 457 plan, and profit sharing and pension plans that invest $500,000 or more or have more than 100 participants;
•	you are a current shareholder whose aggregate investment in Class A shares of the Fund exceeds $500,000 subject to the conditions noted above; or
•	you are an individual on certain accounts under investment programs managed by the Adviser.

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You may be eligible for a waiver of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Adviser or an affiliate.  Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Please consult your investment professional or financial institution for further information.

To receive a reduction in your Class A or Investor Class sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge.  Your investment professional or financial institution must notify the Funds if your share purchase is eligible for the sales load waiver.  Initial sales charges will not be applied to shares purchased by reinvesting distributions.

The Fund reserves the right to modify or eliminate these programs at any time.

Contingent Deferred Sales Charge Waivers.  For Class A and Investor Class shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charges on Class A and Investor Class Shares,” above) that are redeemed within 12 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption.  The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower.  This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70½ (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

Information about the Fund’s Class A and Investor Class sales charges is available, free of charge, on the Fund’s website at www.marketfieldfund.com.

If you would like information about sales charge waivers, call your financial representative or contact the Fund at 1-800-311-MKTFLD.

Share Price
The price of a Fund’s shares is its NAV, plus any applicable sales charges.  The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each equity security owned by the Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  Where a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.

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Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the Over-the-Counter (“OTC”) market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Long-term debt securities are valued at the mean in accordance with prices supplied by an approved independent pricing service.  Where the price of a long-term debt security is not available from an independent pricing service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  Short-term debt securities and money market instruments having a maturity of 60 days or less are priced at amortized cost, unless the Adviser determines it does not approximate fair value.  Short-term debt securities and money market instruments having a maturity of greater than 60 days are valued at maturity price.  When the Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by an approved independent pricing service, the security will be valued at cost.  Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by an approved independent pricing service for more than five days.  Forward currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.  In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers.”  See “Tools to Combat Frequent Transactions” below.  A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Minimum Investment Amounts
	Initial Investment	Subsequent Investments
Class A Shares	$25,000	$0
Investor Class Shares	$2,500	$50
Class C Shares	$2,500	$50
Class I Shares – individual investors	$5,000,000	$0
Class I Shares – institutional investors	$0	$0
Class R2 Shares	$0	$0
Class R6 Shares	$250,000	$0

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchase Requests Must Be Received in Good Order.  Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or, for subsequent investments, an investment stub; and
•	a check payable to “Marketfield Fund.”

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The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone.  If you did not decline telephone options on the Account Application, you may purchase additional shares by telephoning the Fund at 1-800-311-MKTFLD (toll free).  This option allows shareholders to move money from their bank accounts to their Fund accounts upon request.  Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day that your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

Purchase by Mail.  To purchase Fund shares by mail, complete and sign the Account Application and mail it, along with a check made payable to Marketfield Fund, to:

Regular Mail Marketfield Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Marketfield Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.  All purchases by check must be in U.S. dollars drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders.  The Fund reserves the right to reject any application.

Purchase by Wire Transfer.  If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received a completed Account Application.  You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your financial institution to send the wire transfer.  Prior to sending the wire transfer, please call the Transfer Agent at 1-800-311-MKTFLD (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt.  Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied.  Your financial institution should transmit immediately available funds by wire to:

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Wire to: ABA Number: Credit: Account: Further Credit:	U.S. Bank, N.A. 075000022 U.S. Bancorp Fund Services, LLC 112-952-137 Marketfield Fund (Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments.  The minimum subsequent investment for Class A shares and Investor Class shares is $50.  Class C shares, Class I shares, Class R2 shares and Class R6 shares have no subsequent investment minimums.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer.  You must call to notify the Fund at 1-800-311-MKTFLD (toll-free) before wiring.  A remittance form, which is attached to your individual account statement, should accompany any subsequent investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis.  In order to participate in the AIP, your financial institution must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-800-311-MKTFLD (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.

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Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a post office box alone is not acceptable).

If any information listed above is missing, your Account Application will be returned, and your account will not be opened.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program.  The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-311-MKTFLD (toll-free).

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary.  However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary that placed the original purchase order in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares in an IRA, you may not redeem Fund shares by telephone.

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Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request will not be processed on days on which the NYSE is closed.  All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.

You may have the proceeds sent by check to the address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven business days (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for some redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees may be obtained from banks and securities dealers but not from a notary public.  A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

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•	if a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail Marketfield Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Marketfield Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

Telephone Redemption.  If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $50,000 or less by instructing the Fund by telephone at 1-800-311-MKTFLD (toll-free). A signature guarantee, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you hold your shares in an IRA, you may not redeem shares by telephone.  Once a telephone transaction has been placed, it may not be cancelled or modified.

Neither the Fund nor any of its service providers is liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades.

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Systematic Withdrawal Plan.  The Fund offers a systematic withdrawal plan (the “SWP”) through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year.  You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have a value of at least $2,500.  The minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by a shareholder or the Fund at any time.  Any request to change or terminate an SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-800-311-MKTFLD (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV.  The Fund will provide you with written notice at least 30 days prior to redeeming your account.

Converting Shares
Share class conversions are based on the relevant NAVs of the applicable share classes at the time of the conversion and no sales load or other charge is imposed.  The Fund expects all share class conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

Investor Class Shares.  If the value of your Investor Class shares equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares will be automatically converted into Class A shares.  Eligible Investor Class shares may also convert upon request.  Please also note that if your account balance falls below $25,000, whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares.  Please see “Class A Shares” below for more details.

Class A Shares.   If the value of your Class A shares is less than $25,000, whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of the Fund will be converted automatically into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature.

Class C Shares.  Class C shares do not automatically convert to Investor Class or Class A shares.

In addition to the automatic conversion features described above, you generally may also elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC into Class A or Class I shares of the Fund, subject to satisfying the eligibility requirements of Class A or Class I shares.  Also, you generally may elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC, or Class I or Class R2 shares, into Class R6 shares of the Fund, subject to satisfying the eligibility requirements of Class R6 shares.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines that current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

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Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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Other Fund Policies

Telephone Transactions.  If you accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it may not be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above.

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call-waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE.

Redemption in-Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed with the SEC a notice of election pursuant to Rule 18f-1 under the 1940 Act in order to reserve the right to satisfy redemption requests in kind under certain circumstances.  In-kind redemption proceeds will be paid in liquid securities with a fair market value equal to the redemption price.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

Policies of Authorized Intermediaries.  An Authorized Intermediary or its designee may establish policies that differ from those of the Fund.  For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-800-311-MKTFLD (toll-free) to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your account may escheat to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws and the Fund is unable to contact you by mail or other methods.  If the Fund is unable to locate you, it will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

Distribution of Fund Shares

The Distributor
The Fund’s distributor, Quasar Distributors, LLC (the “Distributor”), is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

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Distribution and Shareholder Servicing (Rule 12b-1) Plan
The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders.  The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Investor Class shares and Class A shares, annually, 0.25% of a Fund’s average daily net assets attributable to Class R2 shares, annually, and 1.00% of the Fund’s average daily net assets attributable to Class C shares, annually.  The fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee.  The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets attributable to Investor Class, Class A, Class C and Class R2 shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan
The Fund has adopted a separate Shareholder Servicing Plan on behalf of the Fund’s Class R2 shares that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts.  The amount of the shareholder servicing fee authorized is an annual rate of 0.10% of the Fund’s average daily net assets attributable to Class R2 shares.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

The Adviser has also entered in an agreement with an unaffiliated broker-dealer to provide distribution consulting services to the Adviser.  Compensation to the broker-dealer under this agreement will be paid by the Adviser, out of its own resources and without additional cost to the Fund or its shareholders.

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Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems a distribution to be desirable at other times during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options:  (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

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You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to certain shareholders and the Internal Revenue Service (the “IRS”) the cost basis of Fund shares when those shareholders subsequently sell or redeem those shares.  The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights for the Fund reflect the historical financial highlights of MainStay Marketfield Fund, a series of MainStay Funds Trust (“MainStay Marketfield Fund”). Upon completion of the reorganization of MainStay Marketfield Fund with and into the Fund, which occurred on April 8, 2016, the Class A shares, Investor Class shares, Class C shares, Class I shares, Class R2 shares and Class R6 shares of the Fund assumed the performance, financial and other historical information of the then-existing Class A shares, Investor Class shares, Class C shares, Class I shares, Class R2 shares and Class R6 shares of MainStay Marketfield Fund, respectively.

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Per-share information reflects financial results for a single share of the Fund outstanding throughout the relevant period.  The total return in the table represents the rate of return that you would have experienced on an investment in the Fund (assuming that you reinvested all Fund distributions).  The financial statements containing the financial highlights for each of the periods presented ended December 31, 2012 through December 31, 2015, were audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the MainStay Marketfield Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund.  The report of the Predecessor Accounting Firm, along with MainStay Marketfield Fund’s financial statements (which have been adopted by the Fund), are included in the annual report of the MainStay Marketfield Fund for the year ended December 31, 2015, which is available upon request.  The financial statements containing the financial highlights for the year ended December 31, 2011 were audited by other auditors whose report expressed an unqualified opinion on the financial statements containing such financial highlights.

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Marketfield Fund – Class A

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,				October 5, 2012** through December 31,
	2015	2014	2013		2012
Net asset value at beginning of period	$16.16	$18.47	$15.84		$15.80	†
Net investment income (loss) (a)	(0.17)	(0.20)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.18)	(2.11)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.37)	(2.31)	2.63		0.11

Less dividends and distributions:

From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.79	$16.16	$18.47		$15.84

Total investment return (b)	(8.48%)	(12.51%)	16.60	%(c)	0.72	%(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.54%	2.65%	2.87%		4.07	%††
Excluding short sale expenses	1.80%	1.78%	1.78%		1.80	%††
After waivers/reimbursements of expenses	2.54%	2.65%	2.87%		4.07	%††
Excluding short sale expenses	1.80%	1.78%	1.78%		1.80	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(1.08%)	(1.15%)	(1.59%)		(1.13	%)††
After waivers/reimbursements of expenses (f)	(1.08%)	(1.15%)	(1.59%)		(1.13	%)††

Short sale expenses	0.74%	0.87%	1.09%		2.27	%††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$283,906	$793,299	$1,718,301		$137,056

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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Marketfield Fund – Investor Class

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,				October 5, 2012** through December 31,
	2015	2014	2013		2012
Net asset value at beginning of period	$16.16	$18.47	$15.84		$15.80	†
Net investment income (loss) (a)	(0.18)	(0.19)	(0.28)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.17)	(2.12)	2.91		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.37)	(2.31)	2.63		0.11

Less dividends and distributions:

From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.79	$16.16	$18.47		$15.84

Total investment return (b)	(8.48%)	(12.51%)	16.60	%(c)	0.72	%(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.63%	2.61%	2.89%		4.03	%††
Excluding short sale expenses	1.82%	1.78%	1.79%		1.74	%††
After waivers/reimbursements of expenses	2.63%	2.61%	2.89%		4.03	%††
Excluding short sale expenses	1.82%	1.78%	1.79%		1.74	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(1.15%)	(1.10%)	(1.59%)		(1.06	%)††
After waivers/reimbursements of expenses (f)	(1.15%)	(1.10%)	(1.59%)		(1.06	%)††

Short sale expenses	0.81%	0.83%	1.10%		2.29	%††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$12,507	$14,975	$11,913		$619

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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Marketfield Fund – Class C

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,				October 5, 2012** through December 31,
	2015	2014	2013		2012
Net asset value at beginning of period	$15.89	$18.30	$15.81		$15.80	†
Net investment income (loss) (a)	(0.28)	(0.33)	(0.41)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.16)	(2.08)	2.90		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.46)	(2.41)	2.49		0.08

Less dividends and distributions:

From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.43	$15.89	$18.30		$15.81

Total investment return (b)	(9.19%)	(13.17%)	15.75	%(c)	0.53	%(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	3.29%	3.38%	3.62%		4.82	%††
Excluding short sale expenses	2.57%	2.53%	2.53%		2.50	%††
After waivers/reimbursements of expenses	3.29%	3.38%	3.62%		4.82	%††
Excluding short sale expenses	2.57%	2.53%	2.53%		2.50	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(1.84%)	(1.89%)	(2.35%)		(1.85	%)††
After waivers/reimbursements of expenses (f)	(1.84%)	(1.89%)	(2.35%)		(1.85	%)††

Short sale expenses	0.72%	0.85%	1.09%		2.32	%††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$315,894	$1,003,835	$1,582,396		$124,430

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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Marketfield Fund – Class I

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,
	2015		2014		2013		2012		2011	*
Net asset value at beginning of year	$16.24		$18.51		$15.84		$14.02		$13.52
Net investment income (loss)	(0.13	)(a)	(0.16	)(a)	(0.23	)(a)	(0.06	)(a)	(0.11)
Net realized and unrealized gain (loss) on investments	(1.20)		(2.11)		2.90		1.96		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.00	)‡	0.00	‡	(0.01)		—	(b)

Total from investment operations	(1.35)		(2.27)		2.67		1.89		0.50

Less dividends and distributions:

From net investment income	—		—		(0.00	)‡	—		—
From net realized gain on investments	—		—		—		(0.07)		—

Total dividends and distributions	—		—		(0.00	)‡	(0.07)		—

Redemption fee	—		—		—		—		0.00	‡

Net asset value at end of year	$14.89		$16.24		$18.51		$15.84		$14.02

Total investment return (c)	(8.31%)		(12.26	%)(d)	16.86	%(d)	13.50%		3.70%

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.26%		2.39%		2.60%		2.86%		2.42%
Excluding short sale expenses	1.56%		1.53%		1.52%		1.53%		1.55%
After waivers/reimbursements of expenses	2.26%		2.39%		2.60%		2.86%		2.43	%(f)
Excluding short sale expenses	1.56%		1.53%		1.52%		1.53%		1.56%

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (g)	(0.82%)		(0.90%)		(1.33%)		(1.28%)		(1.06%)
After waivers/reimbursements of expenses (g)	(0.82%)		(0.90%)		(1.33%)		(128%)		(1.07%)

Short sale expenses	0.70%		0.86%		1.08%		1.33%		0.87%
Portfolio turnover rate	93%		98%		32%		66%		138%
Net assets at end of period (in 000’s)	$1,698,033		$7,062,935		$15,867,200		$4,144,927		$888,782

*	These periods were audited by a predecessor audit firm whose opinion was unqualified.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	This information was not separately reported and part of realized unrealized gain (loss).
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	Reflects recoupment of expenses waived/reimbursed from prior fiscal years.
(g)	The net investment loss ratios include dividends and interest expense on short positions.

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Marketfield Fund – Class R2

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,				October 5, 2012** through December 31,
	2015	2014	2013		2012
Net asset value at beginning of period	$16.11	$18.44	$15.82		$15.80	†
Net investment income (loss) (a)	(0.19)	(0.22)	(0.32)		(0.06)
Net realized and unrealized gain (loss) on investments	(1.17)	(2.11)	2.94		0.15
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡	—

Total from investment operations	(1.38)	(2.33)	2.62		0.09

Less dividends and distributions:

From net investment income	—	—	(0.00	)‡	—
From net realized gain on investments	—	—	—		(0.07)

Total dividends and distributions	—	—	(0.00	)‡	(0.07)

Net asset value at end of period	$14.73	$16.11	$18.44		$15.82

Total investment return (b)	(8.57%)	(12.64%)	16.56	%(c)	0.59	%(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.66%	2.76%	2.99%		3.83	%††
Excluding short sale expenses	1.91%	1.88%	1.89%		1.89	%††
After waivers/reimbursements of expenses	2.66%	2.76%	2.99%		3.83	%††
Excluding short sale expenses	1.91%	1.88%	1.89%		1.89	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(1.19%)	(1.24%)	(1.80%)		(1.56	%)††
After waivers/reimbursements of expenses (f)	(1.19%)	(1.24%)	(1.80%)		(1.56	%)††

Short sale expenses	0.75%	0.88%	1.10%		1.94	%††
Portfolio turnover rate	93%	98%	32%		66%
Net assets at end of period (in 000’s)	$5,609	$12,426	$17,234		$90

**	Inception date.
†	Based on the net asset value of Class I as of October 5, 2012.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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Marketfield Fund – Class R6

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,		June 17, 2013** through December 31,
	2015	2014	2013
Net asset value at beginning of period	$16.27	$18.53	$17.08	†
Net investment income (loss) (a)	(0.12)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.19)	(2.13)	1.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡

Total from investment operations	(1.33)	(2.26)	1.45

Less dividends:

From net investment income	—	—	(0.00	)‡

Net asset value at end of period	$14.94	$16.27	$18.53

Total investment return (b)(c)	(8.17%)	(12.20%)	8.49	%(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.25%	2.34%	2.66	%††
Excluding short sale expenses	1.43%	1.42%	1.44	%††
After waivers/reimbursements of expenses	2.25%	2.34%	2.66	%††
Excluding short sale expenses	1.43%	1.42%	1.44	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(0.78%)	(0.75%)	(1.04	%)††
After waivers/reimbursements of expenses (f)	(0.78%)	(0.75%)	(1.04	%)††

Short sale expenses	0.82%	0.92%	1.22	%††
Portfolio turnover rate	93%	98%	32%
Net assets at end of period (in 000’s)	$5,749	$6,365	$1,957

**	Inception date.
†	Based on the net asset value of Class I as of June 17, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Adviser
Marketfield Asset Management LLC
60 East 42nd Street, 36th Floor
New York, New York 10165

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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Marketfield Fund
A Series of Trust for Professional Managers

FOR MORE INFORMATION

You may find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  The current SAI on file with the SEC is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio listings.  The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s most recently ended fiscal year.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-800-311-MKTFLD (toll-free), by visiting www.marketfieldfund.com or by writing to:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may review and copy information, including the Fund’s shareholder reports and its SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling 1-202-551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811‑10401.)

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Marketfield Fund
Class P (MFPDX)

Prospectus

April 8, 2016

THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Marketfield Fund
A Series of Trust for Professional Managers (the “Trust”)

Summary Section

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class P
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Other Expenses
Short Sale Expenses	0.70%
Remainder of Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses(1)	2.34%
(1)	Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class P	$237	$730	$1,250	$2,676

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  For the year ended December 31, 2015, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks long-term growth of capital above that of the broad equity market over a full market cycle, with volatility that is lower than that of the broad equity market.  Correlation between the Fund and the broad equity market may vary considerably over the course of an investment cycle.

To achieve the Fund’s investment objective, Marketfield Asset Management LLC (the “Adviser”), the Fund’s investment adviser, allocates the Fund’s assets among investments in equity securities, fixed-income securities and other investment companies, including exchange-traded funds (“ETFs”), in proportions consistent with the Adviser’s evaluation of their expected risks and returns.

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The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size.  The Fund may invest up to 50% of its net assets in equity securities of foreign companies of any size, including up to 35% of its net assets in securities issued by corporations or governments located in developing or emerging markets.  The Adviser has discretion to determine the countries considered to be emerging market countries, taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations.  The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  Also, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of securities or other derivative type transactions (specifically options, forward contracts, forward foreign currency contracts, futures contracts and swap agreements) to profit from an anticipated decline in the price of the securities sold short.

Under normal market conditions, the Fund’s investments in fixed-income securities consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities.  The Fund may also invest in fixed income securities of foreign issuers (including issuers in emerging markets).  The Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade.  Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as securities rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Adviser.  If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality.  Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.”

In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements.  The Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

When reviewing investment opportunities for the Fund, the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole.  A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers.  The Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.  The Adviser may engage in active trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

Security selection for the Fund is driven by the Adviser’s top-down analysis of economic issues, the Adviser’s perception of investor sentiment and investment flows.  Once the Adviser has identified a theme that is expected to either benefit or disadvantage a specific sector or country, it seeks to implement an investment strategy that is appropriate for the Fund.  In some cases, the Adviser may utilize a sector- or country-specific ETF that offers exposure to a broad range of securities.  In other situations, the Adviser may select a single issue that is perceived by the Adviser to be particularly germane to a specific concern or a small group of issues with characteristics that match the goal of creating portfolio exposure to a macroeconomic theme.

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The Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis.  The Adviser may also sell or reduce a position in a security if it sees the investment theme failing to materialize.

Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Market Changes Risk: The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives.  From time to time, markets may experience periods of acute stress that may result in (i) increased volatility; and (ii) increased redemptions.  Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

•	Management Risk: The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

•
Macroeconomic Strategy Risk: The investment strategies of the Fund rely on, among other things, the Adviser’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes.  As such, the success of the investment strategies of the Fund depends, in part, on the accuracy of Adviser’s assessment of macroeconomic conditions and trends.  Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.

•
Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.  Opportunity for greater gain often comes with greater risk of loss.

•
Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted.  Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

•
Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities.  Foreign securities may also subject the Fund’s investments to changes in currency rates.

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•
Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.  The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

•
Small-Cap and Mid-Cap Stock Risk: Stocks of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies.  Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.  Smaller capitalization companies may be more vulnerable to adverse business or market developments.

•
Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage.  This could result in increased volatility of returns.

•
Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

•
Debt or Fixed-Income Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Adviser may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the  Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.  Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its holdings at a time when the Adviser might wish to sell.  Decreased liquidity in the markets also may make it more difficult to value some or all of the Fund’s holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

•
High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as “junk bonds”) are sometimes considered speculative because they present a greater risk of loss than higher quality securities.  Such securities may, under certain circumstances, be less liquid than higher rated securities.  These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss.  These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

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•
Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests.  However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

•
Exchange-Traded Fund Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

•
Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities.  If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments.  If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly.  These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•
Municipal Bond Risk: Municipal bond risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.  Municipalities continue to experience economic and financial difficulties in the current economic environment.  The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market.  Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value.

•
Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index.  Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument.  Derivatives may be difficult to sell, unwind or value.  Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund.  Swap transactions tend to shift the Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument.  Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.  Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.  The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

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•
Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants.  The lack of an active trading market may make it difficult to obtain an accurate price for a security.  If market conditions make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing.  In such cases, the value determined for a security could be different than the value realized upon such security’s sale.  As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.  Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Portfolio Turnover Risk: Portfolio turnover measures the amount of trading the Fund does during the year.  The Fund may experience a portfolio turnover rate of over 100%.  The Fund’s portfolio turnover rate for its fiscal year ended December 31st is found in the Summary Section and in the Financial Highlights section of this Prospectus.  The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate more capital gains, including short-term capital gains taxable at ordinary income rates (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

•
Tax Risk: The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Fund has selected the S&P 500® Index as its primary benchmark.  The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.  The Fund has selected the HFRI Macro Discretionary Thematic Index as a secondary benchmark.  The HFRI Macro Discretionary Thematic Index is composed of hedge funds with investment objectives similar to the Fund.  The HFRI Macro Discretionary Thematic Index is a broad-based hedge fund index consisting of strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on portfolio positions.  These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables.

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Performance data for the classes varies based on differences in their fee and expense structures.  The performance figures for Class P shares, first offered on May 31, 2013, include the historical performance of Class I shares of the then-existing shares of MainStay Marketfield Fund (the predecessor to the Fund, for which the Adviser served as the investment sub-advisor) for periods from October 5, 2012 through April 8, 2016.  The performance figures for Class P shares also reflect the historical performance of the then-existing shares of Marketfield Fund (the predecessor to the MainStay Marketfield Fund, which was subject to a different fee structure, and for which a predecessor entity to the Adviser served as the investment adviser) for periods prior to October 5, 2012.  The returns in the table below for periods prior to October 5, 2012 have been calculated using the expenses of the predecessor fund to the MainStay Marketfield Fund.  Performance data for the classes varies based on differences in their fee and expense structures.  Unadjusted, the performance for the newer classes would likely have been different because of differences in certain fees and expenses attributable to each share class.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.marketfieldfund.com or by calling the Fund at 1-800-311-MKTFLD (toll free).

Calendar Year Total Return for Class I Shares as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return for Class I shares was 15.89% for the quarter ended June 30, 2009, and the lowest quarterly return for Class I shares was -13.08% for the quarter ended December 31, 2008.

Average Annual Total Returns
(for the Periods Ended December 31, 2015)
			Since Inception
	1 Year	5 Year	(7/31/07)
Return Before Taxes
Class P	-8.25%	2.06%	4.94%
Return After Taxes on Distributions
Class P	-8.31%	2.03%	4.91%
Return After Taxes on Distributions and Sale of Fund Shares
Class P	-4.71%	1.58%	3.91%
S&P 500® Index	1.38%	12.57%	6.41%
(reflects no deduction for fees, expenses or taxes)
HFRI Macro Discretionary Thematic Index	-0.05%	-0.80%	0.25%
(reflects no deductions for fees, expenses, or taxes)

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After tax returns are shown for the Class I shares only and after-tax returns for the Class P shares will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits the investor.

Management

The Adviser
Marketfield Asset Management LLC is the Fund’s investment adviser.

Portfolio Managers
Michael C. Aronstein and Michael Shaoul, Ph.D. are the Fund’s Portfolio Managers.  Mr. Aronstein has been President and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund and its predecessors since it commenced operations in July 2007.  Mr. Shaoul has been Chairman and Chief Executive Officer of the Adviser since July 2007.  He has co-managed the Fund since April 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-800-311-MKTFLD (toll free), on any day the New York Stock Exchange is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”).  You may also purchase or redeem Fund shares by wire transfer.  Purchases and redemptions by telephone are permitted if you have previously established these options for your account.  Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.  Class P shares have no initial or subsequent investment minimums.

Tax Information
The Fund’s distributions will be taxed primarily as ordinary income unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  A portion of the Fund’s distributions may also be taxable as long-term capital gain.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective
The investment objective of the Fund is capital appreciation.

Changes in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser allocates the Fund’s assets among investments in equity securities, fixed-income securities, derivatives, currencies, commodity-linked instruments and other investment companies, including ETFs, in proportions consistent with the Adviser’s evaluation of their expected risks and returns.

Investments in Equity Securities.  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. and foreign companies (including issuers located in emerging markets), convertible securities, depositary receipts, warrants, rights and derivatives that are linked to equity securities.  The Fund is generally not constrained among the types of equity securities in which it may invest.  The Fund may invest in equity securities of companies with market capitalizations of any size.  In addition to direct investments in equity securities and other equity-linked instruments, the Fund may invest in shares of other investment companies, including ETFs, that invest in equity securities and other equity-linked instruments.

Investments in Fixed-Income Securities.  The Fund may invest in fixed-income securities of U.S. and foreign issuers (including issuers located in emerging markets), and derivatives that are linked to fixed-income securities.  “Fixed-income securities” in which the Fund may invest include, but are not limited to, corporate bonds, convertible bonds, debt securities and other fixed-income instruments issued by various U.S. and non-U.S. governments (including their agencies or instrumentalities), municipal securities, partnership securities, commercial and residential mortgage-backed securities, asset backed securities, and when issued securities.  These investments may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by a NRSRO, commonly referred to as “junk bonds” or “high yield bonds.”  Fixed-income securities may also be secured or unsecured, or have various rankings (such as senior or subordinate) to other debt securities of the same issuer.  In addition to direct investments in fixed-income securities and other instruments that are linked to fixed-income securities, the Fund may invest in shares of other investment companies that invest in fixed-income securities and other instruments that are linked to fixed-income securities, including shares of ETFs.

Investments in Derivatives.  The Fund may invest in derivatives for hedging purposes, to maintain liquidity or to seek total return.  Derivatives have a return tied to a formula based upon an interest rate, index, price of a security or other measurement.  Derivatives include options, futures contracts, forward foreign currency contracts, swaps and related products.

Options.  An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time.  The holder pays the premium at inception and has no further financial obligation.  The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.  The Fund’s investments in options may include the loss of the entire premium and the value of the underlying asset.

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Futures.  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument, index, security or commodity for a specified price at a designated date, time and place.  An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written.  Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained.  A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, security or commodity or by payment of the change in the cash value of the index.  More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.  If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.  The Fund may enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Adviser.  The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.

Swaps.  Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act.  Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.

Credit Default Swaps.  A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities.  Credit default swaps are used as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer).  The Fund may be a buyer or seller of a credit default swap.  Where the Fund is a seller of credit protection, it adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap which would be offset to the extent of its uncommitted cash or cash equivalents.  The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

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If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will lose its premium payment and recover nothing.  However, if the Fund is a buyer and a credit event occurs, the Fund will receive the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or a payment equal to the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  As a seller, the Fund receives a fixed rate of income reflecting the buyer’s premium payments through the term of the contract (typically between six months and three years), provided that there is no credit event. If a credit event occurs, the Fund must pay the buyer the full notional amount, or “par value,” of the reference obligation in exchange for the reference obligation or the difference in value between the full notional amount, or “par value,” of the reference obligation and the market value of the reference obligation.  Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value and may be more susceptible to liquidity and credit risk.

Currencies.  The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including those of issuers located in emerging markets).  In addition, the Fund may purchase and sell foreign currencies in the spot market or by entering into forward foreign currency contracts, and may invest in currency futures contracts, and options on foreign currencies.

Commodity Markets Investments.  The Fund may invest in commodity-linked instruments, including commodity-linked swaps, futures, options and options on futures, commodity-linked debt and other investment companies and ETFs that invest in commodity-linked instruments.  The Fund’s investments in commodity-linked instruments represent underlying tangible assets such as oil, minerals, metals and agricultural products.  In addition to investments in commodity-linked instruments, the Fund may invest in fixed income or equity securities of issuers that are engaged in a commodities-based industry (such as manufacturers of mining or agricultural equipment, producers of oil or other fossil fuels, or producers of forest products).  The Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments.  For longer periods of time, the Fund may hold a substantial cash position.  These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities.  Taking a temporary defensive position in cash or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time that you are willing to leave your money invested and the amount of risk that you are willing to take.  In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  Information about the Fund’s objective, principal investment strategies, investment practices and principal risks appears at the beginning of this Prospectus.  Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (“SAI”).  The information below describes in greater detail the other risks pertinent to the Fund.  The following risks are provided in alphabetical order and not necessarily in order of importance.

American Depositary Receipts (“ADRs”).  The Fund may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by the depositary.  ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks.  In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are treated by the Fund the same as foreign securities.

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Convertible Securities Risk.  Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities.  Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Debt or Fixed-Income Securities Risk.  Investors buy debt securities, also referred to as fixed-income securities, primarily to profit through interest payments.  Governments, banks and companies raise cash by issuing or selling debt securities to investors.  Debt securities may be bought directly from those issuers or in the secondary trading markets.  There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Interest may be paid at different intervals.  Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
•
Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity.  Therefore, the net asset value (“NAV”) of the Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Fund that holds debt securities with a shorter average maturity.

•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•
Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by an independent rating agency, such as S&P or Moody’s are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.”  Junk bonds entail default and other risks greater than those associated with higher-rated securities.

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates.  In general, the longer the Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value for changes in interest rates.  The Fund’s target duration with respect to each investment will vary from investment to investment and may change over time.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year.  This helps the Fund manage duration and risk, and attempts to create a more consistent return.

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Derivative Transactions Risk.  The Fund may enter into derivative transactions, or “derivatives,” which may include options, forwards, futures, options on futures and swap agreements.  The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices.  The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions.  Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index.  As a result, derivatives can be highly volatile.  If the Adviser is incorrect about its expectations of changes to the underlying securities, interest rates, currencies, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.  When using derivatives, there is a risk that the Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract.  In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period.  The Fund may also incur fees and expenses in enforcing its rights.  In addition, certain derivative transactions can result in leverage.  Leverage involves investment exposure in an amount exceeding the initial investment.  Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Fund or result in the deferral of losses that would otherwise be recognized by the Fund in determining the amount of dividends distributable to shareholders.  As a series of an investment company registered with the SEC, the Fund must maintain reserves of liquid assets to “cover” obligations with respect to certain kinds of derivative instruments.

Emerging Markets Risk.  The risks of foreign investments are usually much greater when they are made in emerging markets.  Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies.  As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments.  Some emerging countries have pervasive corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.  National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets.  Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities Risk.  Publicly held corporations may raise needed cash by issuing or selling equity securities to investors.  When the Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation.  Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market.  There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.  The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•
Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors.  In addition, changing technology and competition may make the equity securities of a company or industry more volatile.

•
Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Fund’s holdings.  Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange-Traded Funds (“ETFs”) Risk.  To the extent the Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs.  ETFs are investment companies that trade like stocks.  The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios.  The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities.  Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.  ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly.  The Fund may from time-to-time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies, such as the Fund, to invest in those ETFs beyond the limits of the Investment Company Act of 1940 (the “1940 Act”), subject to certain conditions.  Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.  In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

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Foreign Securities Risk.  Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities.  Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets.  Foreign securities may also be less liquid and more volatile than U.S. securities.  There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.  See “Emerging Markets Risk” above.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency.  Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies.  Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets.  However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.  See “Risk Management Techniques” below.

Futures Transactions.  The Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts.  The Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio.  In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.  Subject to compliance with applicable rules and restrictions, the Fund also may enter into futures contracts traded on foreign futures exchanges.

The Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities.  The Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.  Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts.  If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) Risk.  To the extent the Fund may invest in foreign securities, the Fund may invest in GDRs and EDRs.  GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation.  GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks.  Depositary receipts involve many of the same risks of investing directly in foreign securities.

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High-Yield Securities Risk.  High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by the Adviser and are sometimes considered speculative.

Investments in high-yield securities involve special risks in addition to the risks associated with investments in higher rated securities.  High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Moreover, such securities may, under certain circumstances, be less liquid than higher rated securities.  In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors.  Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so.  This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs.

Liquidity Risk.  The Fund is subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous time or price.  Generally, funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Mortgage-Related and Asset-Backed Securities Risk.  Mortgage-related (including mortgage-backed) and asset-backed securities are securities whose values are based on underlying pools of loans or other assets that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  The Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-related and asset-backed securities.  Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.  On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money.

Municipal Bonds.  Municipal bonds are bonds issued by, or on behalf of, the District of Columbia, the states, the territories, commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities.

The Fund may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions.

Unless more than 50% of the value of the Fund’s assets at the close of each quarter of its taxable year consists of qualifying municipal bonds, the Fund will not be eligible to pay tax-exempt distributions to its shareholders, even if the Fund receives income from municipal bonds.

Options Risk.  An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option.  If the Fund’s Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

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Other Investment Companies Risk.  The Fund may invest in other investment companies, including open-end funds and ETFs.  See “Exchange-Traded Funds Risk” above.

The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class.  The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly.  Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests.  However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.  In addition, because ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Portfolio Turnover Risk.  Portfolio turnover measures the amount of trading the Fund does during the year.  The Fund may experience a portfolio turnover rate of over 100%.  The Fund’s portfolio turnover rate for its fiscal year ended December 31st is found in the Summary Section and the Financial Highlights section of this Prospectus.  The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate more capital gains, including short-term capital gains taxable at ordinary income rates (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Risk Management Techniques Risk.  Various techniques can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.  These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund’s portfolio of investments.  For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market.  The use of such techniques in an attempt to reduce risk is known as “hedging.”  If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return.  These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  The Fund may have substantial short positions and may borrow those securities to make delivery to the buyer.  The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so.  Thus, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.  Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.  By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.  The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

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When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short.  The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.  The lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery.  In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.  Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets.  The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract.  In such instances, the Fund may not be able to substitute or sell the pledged collateral.  Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation.  This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Fund is employing a form of leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than without the use of leverage.  This could result in increased volatility of returns.  There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.  The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Fund to fully implement its short-selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Small-Cap and Mid-Cap Stocks Risk.  The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies.  These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.  Stocks of small-capitalization and mid-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities.  They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  Generally, the smaller the company, the greater these risks become.

Swap Agreements Risk.  The Fund may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.  In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments.  The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Adviser correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates.  In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund.  For example, credit default swaps can result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.  Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse.  Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap.  For additional information on swaps, see “Derivative Transactions” above.  Also, see the “Tax Information” section in the SAI for information regarding the tax considerations relating to swap agreements.

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Temporary Defensive Investments.  In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, the Fund may invest outside the scope of its principal investment strategies. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, the Fund may also invest without limit in cash or money market securities or other investments.

Growth Stocks.  The Fund may invest in equity securities of companies that a portfolio manager believes will experience relatively rapid earnings growth.  Such “growth stocks” typically trade at higher multiples of current earnings than other securities.  Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.  Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Initial Public Offerings (“IPOs”) Risk .  The Fund may invest in securities that are made available in IPOs.  IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.  As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Loan Participation Interests Risk.  Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations.  There are three types of Participations which the Fund may purchase.  A Participation in a novation of a corporate loan involves the Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.  Second, the Fund may purchase a Participation in an assignment of all or a portion of a lender’s interest in a corporate loan, in which case the Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the underlying corporate loan.  Third, the Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower.  The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower.  The Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

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Money Market/Short-Term Securities Risk.  To the extent that the Fund invests in money market or short-term securities, the Fund may be subject to certain risks associated with such investments.  An investment in a money market fund or short-term securities is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.  Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds.  A money market fund may not achieve its investment objective.  The Fund, through its investment in the money market fund or short-term securities, may not achieve its investment objective.  Changes in government regulations may affect the value of an investment in a money market fund.

Real Estate Investment Trusts (“REITs”) Risk.  The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans.  Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.  A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or could fail to maintain its exemption from registration under the 1940 Act.  The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk.  Legal and regulatory changes could occur that may adversely affect the Fund.  The Dodd-Frank Act, which was signed into law in July 2010, has resulted in significant changes to the U.S. financial regulatory framework and additional changes to the regulatory framework are expected in the future.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the legislation and regulation in ways that are currently unforeseeable.  The effect of any future regulatory change on the Fund could be substantial and adverse.

In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Fund.  If the proposed rule is adopted and goes into effect, it may require modifications to the Fund’s investment strategies to continue to invest in, or remain invested in, derivatives, which could have an adverse impact on the Fund.  The Adviser cannot predict the effects of these regulations on the Fund’s portfolio.  The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund.  Legislation or regulation may change the way in which the Fund is regulated.  The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Rights and Warrants Risk.  To the extent that the Fund invests in equity securities, the Fund may invest in rights and warrants.  The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments.  Rights and warrants pay no dividends and confer no rights other than a purchase option.  If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

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Value Stocks Risk.  The Fund may invest in companies that may not be expected to experience significant earnings growth in the immediate future, but whose securities the Adviser believes are selling at a price lower than their true value.  Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.  The principal risk of investing in value stocks is that they may never reach what the Fund’s Adviser believes is their full value or that they may go down in value.  If the Adviser’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the Adviser anticipates.

When-Issued Securities and Forward Commitments Risk.  Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date.  During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.  There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment.  Similarly, the Fund may commit to purchase a security at a future date at a price determined at the time of the commitment.  The same procedure and risks exist for forward commitments as for when-issued securities.

Tax Risk.  The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.  Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (the “SAI”).  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days after the end  of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to Fund shareholders are available free of charge by contacting Marketfield Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-800-311-MKTFLD (toll free), or at www.marketfieldfund.com.  Form N-Q is available on the SEC’s website at www.sec.gov.

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Management of the Fund

The Adviser
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Marketfield Asset Management LLC, located at 60 East 42nd Street, 36th Floor, New York, New York 10165, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Fund compensates the Adviser for its services at the annual rate of 1.40% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed an annual rate of 1.56% of the Fund’s average daily net assets for Class P shares.  To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.56% of the Fund’s average daily net assets for Class P shares.  Any waiver in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of waiver.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  This agreement is in effect through at least April 11, 2019, and may be terminated only by the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, will be included in the Fund’s semi-annual report to shareholders dated June 30, 2016.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

Portfolio Managers

Michael C. Aronstein, is President, Chief Investment Officer and a co-founding partner of the Adviser (and its predecessor firm, which was created in 2007).  He is also a portfolio manager of the Fund.  In 2004, Mr. Aronstein joined Oscar Gruss & Son Incorporated, where he held the position of Chief Investment Strategist until 2012.  Prior to joining Oscar Gruss, Mr. Aronstein was Chief Investment Strategist at Preservation Group, a provider of independent macroeconomic and strategic advice to professional investors.  Mr. Aronstein began his investment career in 1979 at Merrill Lynch, serving positions as Senior Market Analyst, Senior Investment Strategist, and Manager of Global Investment Strategy.  Mr. Aronstein spent six years as President of Comstock Partners, a diversified investment advisor, and left to found West Course Capital, a discretionary commodity management firm.  Mr. Aronstein graduated from Yale College with a Bachelor of Arts in 1974.

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Michael Shaoul, Ph.D. is Chairman, Chief Executive Officer and a co-founding partner of the Adviser (and its predecesor firm).  He is also a portfolio manager of the Fund.  In 1996 Mr. Shaoul joined Oscar Gruss & Son Incorporated.  He became its Chief Executive Officer in 2001 and held this position until 2014.  He is Treasurer of American Friends of Tel Aviv University and a member of the Board of North American Friends of Manchester University.  He was awarded a Ph.D. in Accounting and Finance from the University of Manchester (UK) in 1992.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

Share Price
The price of a Fund’s shares is its NAV, plus any applicable sales charges.  The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each equity security owned by the Fund that is listed on a securities exchange, except securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued.  Where a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the Over-the-Counter (“OTC”) market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Long-term debt securities are valued at the mean in accordance with prices supplied by an approved independent pricing service.  Where the price of a long-term debt security is not available from an independent pricing service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  Short-term debt securities and money market instruments having a maturity of 60 days or less are priced at amortized cost, unless the Adviser determines it does not approximate fair value.  Short-term debt securities and money market instruments having a maturity of greater than 60 days are valued at maturity price.  When the Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by an approved independent pricing service, the security will be valued at cost.  Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by an approved independent pricing service for more than five days.  Forward currency contracts are valued at the mean between the bid and asked prices.

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If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.  In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share.  An Authorized Intermediary is a financial intermediary that has made arrangements with the Fund to receive purchase and redemption orders on its behalf.  For additional information about purchasing shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” below.

Each account application (an “Account Application”) to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers.”  See “Tools to Combat Frequent Transactions” below.  A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid.  The Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Class P shares have no initial or subsequent investment minimums.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

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Purchase Requests Must Be Received in Good Order.  Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or, for subsequent investments, an investment stub; and
•	a check payable to “Marketfield Fund.”

The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.

The offering and sale of shares of the Fund have not been registered outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Investing by Telephone.  If you did not decline telephone options on the Account Application, you may purchase additional shares by telephoning the Fund at 1-800-311-MKTFLD (toll free).  This option allows shareholders to move money from their bank accounts to their Fund accounts upon request.  Only bank accounts held at U.S. financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the NAV determined on the day that your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.

Purchase by Mail.  To purchase Fund shares by mail, complete and sign the Account Application and mail it, along with a check made payable to Marketfield Fund, to:

Regular Mail	Overnight or Express Mail
Marketfield Fund	Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.  All purchases by check must be in U.S. dollars drawn on a U.S. financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit-card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to other shareholders.  The Fund reserves the right to reject any application.

Purchase by Wire Transfer.  If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have received a completed Account Application.  You may mail or use an overnight service to deliver your Account Application to the Transfer Agent at one of the above addresses.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your financial institution to send the wire transfer.  Prior to sending the wire transfer, please call the Transfer Agent at 1-800-311-MKTFLD (toll-free) to advise it of the wire transfer and to ensure proper credit upon receipt.  Your financial institution must include the name of the Fund, your name and your account number so that monies may be correctly applied.  Your financial institution should transmit immediately available funds by wire to:

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Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Marketfield Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays from the banking or Federal Reserve wire systems or from incomplete wiring instructions.

Subsequent Investments.  Class P shares have no subsequent investment minimums.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire transfer.  You must call to notify the Fund at 1-800-311-MKTFLD (toll-free) before wiring.  A remittance form, which is attached to your individual account statement, should accompany any subsequent investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (the “AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis.  In order to participate in the AIP, your financial institution must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A fee (currently $25) will be charged if your bank does not honor an AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund at 1-800-311-MKTFLD (toll-free) or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and the financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the NAV next calculated after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.  In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Funds.

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Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  For more information about your financial intermediary’s rules and procedures and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a post office box alone is not acceptable).

If any information listed above is missing, your Account Application will be returned, and your account will not be opened.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the AML Program.  The Fund reserves the right to request additional clarifying information and may close your account if clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 1-800-311-MKTFLD   (toll-free).

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or through an Authorized Intermediary.  However, if you originally purchased your shares through an Authorized Intermediary, your redemption order must be placed with the same Authorized Intermediary that placed the original purchase order in accordance with the procedures established by that Authorized Intermediary.  Your Authorized Intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem all or part of your Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly through the Fund, you must contact the Fund either by mail or by telephone to place a redemption request.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of regular trading on the NYSE will be treated as though received on the next business day.

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Shareholders who hold their shares in an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  If you hold your shares in an IRA, you may not redeem Fund shares by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order.  Your redemption request will not be processed on days on which the NYSE is closed.  All requests received by the Fund in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	the signatures of all shareholders on the account (for written redemption requests, with signature(s) guaranteed if applicable).

The Fund reserves the right to change the requirements of “good order.”  Shareholders will be given advance notice if the requirements of “good order” change.

You may have the proceeds sent by check to the address of record, wired to your pre-established bank account, or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

If the Transfer Agent has not yet collected payment for recently purchased shares that you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven business days (1) during any period in which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, (2) during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets or (3) during such other periods as the SEC prescribes for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone.  You may change your address at any time by a written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record.  The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for some redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees may be obtained from banks and securities dealers but not from a notary public.  A signature guarantee of each owner is required in the following situations:

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•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You may execute most redemption requests by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Marketfield Fund	Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

Telephone Redemption.  If you accepted telephone options (on the Account Application or by subsequent arrangement in writing), you may redeem shares in amounts of $50,000 or less by instructing the Fund by telephone at 1-800-311-MKTFLD   (toll-free). A signature guarantee, a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial intermediary source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  If you hold your shares in an IRA, you may not redeem shares by telephone.  Once a telephone transaction has been placed, it may not be cancelled or modified.

Neither the Fund nor any of its service providers is liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund uses reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar-specific trades and from proceeds on complete redemptions and share-specific trades.

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Systematic Withdrawal Plan.  The Fund offers a systematic withdrawal plan (the “SWP”) through which you or your representatives may request that a redemption in a specific dollar amount be sent to you each month, calendar quarter or year.  You may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have a value of at least $2,500.  The minimum amount that may be withdrawn each month, quarter or year is $100.  The SWP may be terminated or modified by a shareholder or the Fund at any time.  Any request to change or terminate an SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares and may result in a taxable capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 1-800-311-MKTFLD   (toll-free) for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV.  The Fund will provide you with written notice at least 30 days prior to redeeming your account.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term market timers who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines that current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities and in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that you have engaged in excessive short-term trading, it may, in its discretion, ask you to stop such activities or refuse to process purchases in your accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading “Share Price.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions that the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use non-disclosed or omnibus accounts, the Fund may not always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information-sharing agreements with its Authorized Intermediaries pursuant to which the Authorized Intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions.  If you accepted telephone privileges on the Account Application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it may not be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at one of the addresses previously listed in “How to Purchase Shares – Purchase by Mail” or “How to Redeem Shares – Redemption by Mail” above.

Telephone transactions must be received by or prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call-waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of regular trading on the NYSE.

Redemption in-Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed with the SEC a notice of election pursuant to Rule 18f-1 under the 1940 Act in order to reserve the right to satisfy redemption requests in kind under certain circumstances.  In-kind redemption proceeds will be paid in liquid securities with a fair market value equal to the redemption price.  For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash.

Policies of Authorized Intermediaries.  An Authorized Intermediary or its designee may establish policies that differ from those of the Fund.  For example, an Authorized Intermediary may charge transaction fees, set higher or lower minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the Transfer Agent at 1-800-311-MKTFLD   (toll-free) to request individual copies of these documents.  The Transfer Agent will begin sending individual copies within 30 days after receiving your request.  This policy does not apply to account statements.

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Inactive Accounts.  Your account may escheat to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws and the Fund is unable to contact you by mail or other methods.  If the Fund is unable to locate you, it will determine whether your account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  Your last known address of record determines which state has jurisdiction.

Distribution of Fund Shares

The Distributor
The Fund’s distributor, Quasar Distributors, LLC (the “Distributor”), is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked accounts, retirement plans, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries.  These payments, sometimes referred to as revenue sharing, are in addition to sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems a distribution to be desirable at other times during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options:  (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all distributions in cash; or (3) to reinvest net capital gain distributions in additional Fund shares while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more days after the Transfer Agent receives the written request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.  However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders that sell or redeem shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

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The Fund is required to report to certain shareholders and the Internal Revenue Service (the “IRS”) the cost basis of Fund shares when those shareholders subsequently sell or redeem those shares.  The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The financial highlights for the Fund reflect the historical financial highlights of MainStay Marketfield Fund, a series of MainStay Funds Trust (“MainStay Marketfield Fund”). Upon completion of the reorganization of MainStay Marketfield Fund with and into the Fund, which occurred on April 8, 2016, the Class P shares of the Fund assumed the performance, financial and other historical information of the then-existing Class P shares of MainStay Marketfield Fund.

Per-share information reflects financial results for a single share of the Fund outstanding throughout the relevant period.  The total return in the table represents the rate of return that you would have experienced on an investment in the Fund (assuming that you reinvested all Fund distributions).  The financial statements containing the financial highlights for each of the periods presented ended December 31, 2012 through December 31, 2015, were audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the MainStay Marketfield Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund.  The report of the Predecessor Accounting Firm, along with MainStay Marketfield Fund’s financial statements (which have been adopted by the Fund), are included in the annual report of the MainStay Marketfield Fund for the year ended December 31, 2015, which is available upon request.  The financial statements containing the financial highlights for the year ended December 31, 2011 were audited by other auditors whose report expressed an unqualified opinion on the financial statements containing such financial highlights.

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34

Marketfield Fund – Class P

Per Share Data for a Share Outstanding Throughout the Year/Period
	Year Ended December 31,		May 31, 2013** through December 31,
	2015	2014	2013
Net asset value at beginning of period	$16.24	$18.51	$17.01	†
Net investment income (loss) (a)	(0.12)	(0.16)	(0.15)
Net realized and unrealized gain (loss) on investments	(1.20)	(2.11)	1.65
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.00)‡	0.00	‡

Total from investment operations	(1.34)	(2.27)	1.50

Less dividends:

From net investment income	—	—	(0.00	)‡

Net asset value at end of period	$14.90	$16.24	$18.51

Total investment return (b)	(8.25%)	(12.26%)	8.82	%(c)(d)

Ratios of expenses to average net assets: (e)

Before waivers/reimbursements of expenses	2.26%	2.41%	2.58	%††
Excluding short sale expenses	1.56%	1.54%	1.54	%††
After waivers/reimbursements of expenses	2.26%	2.41%	2.58	%††
Excluding short sale expenses	1.56%	1.54%	1.54	%††

Ratios of net investment loss to average net assets:

Before waivers/reimbursements of expenses (f)	(0.74%)	(0.91%)	(1.46	%)††
After waivers/reimbursements of expenses (f)	(0.74%)	(0.91%)	(1.46	%)††

Short sale expenses	0.70%	0.87%	1.04	%††
Portfolio turnover rate	93%	98%	32%
Net assets at end of period (in 000’s)	$39,145	$114,755	$197,245

**	Inception date.
†	Based on the net asset value of Class I as of May 31, 2013.
††	Annualized.
‡	Rounds to less than 0.5 cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests.  Such indirect expenses are not included in the above expense ratios.

(f)	The net investment loss ratios include dividends and interest expense on short positions.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including but not limited to a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Investment Adviser
Marketfield Asset Management LLC
60 East 42nd Street, 36th Floor
New York, New York 10165

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Table of Contents - Class P Prospectus

Marketfield Fund
A Series of Trust for Professional Managers

FOR MORE INFORMATION

You may find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  The current SAI on file with the SEC is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio listings.  The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s most recently ended fiscal year.

You may obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund at 1-800-311-MKTFLD (toll-free), by visiting www.marketfieldfund.com or by writing to:

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may review and copy information, including the Fund’s shareholder reports and its SAI, at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling 1-202-551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811‑10401.)

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Statement of Additional Information
Dated:  April 8 , 2016

Marketfield Fund
Class A (MFADX)
Investor Class (MFNDX)
Class C (MFCDX)
Class I (MFLDX)
Class R2 (MFRDX)
Class R6 (MFRIX)
Class P (MFPDX)

This Statement of Additional Information (“SAI”) provides general information about the Marketfield Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated April 8, 2016 for its Class A, Investor Class, Class C, Class I, Class R2 and Class R6 shares, and prospectus dated April 8, 2016 for its Class P shares (the “Prospectuses”), as supplemented and amended from time to time, which are incorporated herein by reference.  To obtain copies of the Prospectuses and/or the Fund’s annual shareholder report when it becomes available, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Fund’s website at www.marketfieldfund.com.

Marketfield Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-311-MKTFLD

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of thirty-seven other series of the Trust are offered in separate prospectuses and SAIs.  The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series or class are borne by that series or class.  Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of each Fund’s share classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund offers the following classes of shares: Class A, Investor Class, Class C, Class I, Class R2, Class R6 and Class P.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Marketfield Asset Management LLC (the “Adviser”) serves as the investment adviser to the Fund.  The Fund is the successor to the Mainstay Marketfield Fund, a series of Mainstay Funds Trust (the “Predecessor Fund”), pursuant to a reorganization effective as of April 8, 2016 (the “Reorganization”).  The Predecessor Fund had substantially the same investment objectives, strategies and policies as the Fund.  The Predecessor Fund commenced operations on October 1, 2007.

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Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is capital appreciation.

There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectuses.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions - Fundamental Investment Restrictions” below), the Fund’s investment strategies and policies are not fundamental and may be changed by the sole action of the Board of Trustees, without shareholder approval.  The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.  While the Fund is permitted to hold securities and to engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, the standard or percentage limitation is determined immediately after and as a result of the Fund’s acquisition or sale of the security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent changes in values, net assets or other circumstances are not considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive securities, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell these investments as soon as reasonably practicable while trying to maximize the return to Fund shareholders.

Diversification
The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of any one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws.  The diversification of the Fund’s holdings is measured at the time that the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in the securities of a few issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fact that the Fund qualifies as a diversified fund under applicable federal laws.

General Market Risks
U.S. and international markets have experienced significant volatility in recent years.  The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

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Cyber Security
With the increasing use of the Internet and technology in connection with the Fund’s operations, the Fund is susceptible to greater operational and information security risks through breaches in cyber security.  Cyber security breaches include, without limitation, infection by computer viruses and unauthorized access to the Fund’s systems through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operations to be disrupted.  Cyber security breaches may also occur in a manner that does not require gaining unauthorized access, such as denial-of-service attacks or situations where authorized individuals intentionally or unintentionally release confidential information stored on the Fund’s systems.  A cyber security breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s NAV, violation of applicable law, regulatory penalties and/or fines, compliance and other costs.  The Fund and its shareholders could be negatively impacted as a result. In addition, because the Fund works closely with third-party service providers (e.g., custodians), indirect cyber security breaches at such third-party service providers may subject Fund shareholders to the same risks associated with direct cyber security breaches.  Further, indirect cyber security breaches at an issuer of securities in which the Fund invests may similarly negatively impact Fund shareholders because of a decrease in the value of these securities.  While the Fund has established risk management systems designed to reduce the risks associated with cyber security breaches, there can be no assurances that such measures will be successful particularly since the Fund does not control the cyber security systems of issuers or third-party service providers.

Arbitrage
The Fund may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets.  The Fund does not actively engage in arbitrage.  Such transactions are generally entered into with respect to debt securities and occur in a dealer’s market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.  Such transactions, which involve costs to the Fund, may be limited by the policy of the Fund to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Bank Obligations
The Fund may invest in certificates of deposit (“CDs”), time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks or savings and loan institutions (“S&Ls”).

CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return.  If a CD is non-negotiable, it may be considered illiquid and will be subject to the Fund’s restriction on investments in illiquid securities.

Time deposits in banking institutions are generally similar to CDs, but are uncertificated.  Time deposits that may be held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation (the “FDIC”).  Bank time deposits are monies kept on deposit with U.S. or foreign banks (and their subsidiaries and branches) or U.S. S&Ls for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.  Time deposits maturing in more than seven days and/or subject to withdrawal penalties will be subject to the Fund’s restriction on investments in illiquid securities.

Table of Contents - Statement of Additional Information

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions.  Bankers’ acceptances are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.  U.S. S&Ls are supervised and subject to examination by the Office of the Comptroller of the Currency.  U.S. S&Ls are insured by the Deposit Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

See “Cash Equivalents” for more information.

Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act, or otherwise limited herein, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured.  The 1940 Act precludes the Fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by the Fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings.  This means that the 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code.

Table of Contents - Statement of Additional Information

Borrowing tends to exaggerate the effect on the Fund’s NAV per share of any changes in the market value of the Fund’s portfolio securities.  Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

The Securities and Exchange Commission (“SEC”) takes the position that other transactions that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the Fund for purposes of the 1940 Act.  These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales “against the box”), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, to-be-announced securities, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of the Fund or are economically equivalent to borrowing.  A borrowing transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily marked-to-market basis) in value to the Fund’s potential economic exposure under the borrowing transaction, or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction).  Liquid assets are maintained to cover “senior securities transactions.”  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.  The Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction.  In addition, assets being maintained to cover “senior securities” transactions may not be available to satisfy redemptions or for other purposes.

Brady Bonds
The Fund may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (the “IMF”).  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U.S. government securities.

Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Table of Contents - Statement of Additional Information

Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Cash Equivalents
To the extent permitted by its investment objective and policies, the Fund may invest in cash equivalents.  Cash equivalents include U.S. government securities, CDs, bank time deposits, bankers’ acceptances, repurchase agreements and commercial paper, each of which is discussed in more detail herein.  Cash equivalents may include short-term fixed-income securities issued by private and governmental institutions.  Repurchase agreements may be considered cash equivalents if the collateral pledged is an obligation of the U.S. government, its agencies or instrumentalities.

Closed-End Funds
The Fund may invest in shares of closed-end funds.  Closed-end funds are investment companies that generally do not continuously offer their shares for sale.  Rather, closed-end funds typically trade on a secondary market, such as the New York Stock Exchange or the NASDAQ Stock Market, Inc.  Closed-end funds are subject to management risk because the adviser to the closed-end fund may be unsuccessful in meeting the fund’s investment objective.  Moreover, an investment in a closed-end fund generally reflects the risks of the closed-end fund’s underlying portfolio securities.  Closed-end funds may also trade at a discount or premium to their NAV and may trade at a larger discount or smaller premium subsequent to purchase by the Fund.  Closed-end funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares.  Closed-end funds are subject to management fees and other expenses that may increase their cost versus the costs of owning the underlying securities.  Since closed-end funds trade on exchanges, the Fund may also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Collateralized Debt Obligations
The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities.  CBOs, CLOs and other CDOs are types of asset-backed securities.  A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed-income securities.  The collateral can be from many different types of fixed-income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  Other CDOs are trusts backed by other types of assets representing obligations of various parties.  CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances.  Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade.  Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

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The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions.  In addition to the normal risks associated with debt or fixed-income securities discussed elsewhere in this SAI and the Fund’s Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Combined Transactions
Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position.  Combined transactions typically contain elements of risk that are present in each of the component transactions.  The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so.  Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Commercial Paper
The Fund may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization (“NRSRO”), such as Prime-1 by Moody’s or A-1 by S&P, or, if not rated by an NRSRO, if the Adviser determines that the commercial paper is of comparable quality.

In addition, unless otherwise stated in the Prospectuses or this SAI, the Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, or, if unrated, the Adviser determines that the commercial paper is of comparable quality.

Generally, commercial paper represents short-term (nine months or less) unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to rating agencies by the issuer or obtained from other sources the rating agencies consider reliable. The rating agencies do not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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See “Cash Equivalents” for more information.

Convertible Securities
The Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities.  Such investments may be made, for example, if the Adviser believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for inclusion in the Fund’s portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

Convertible debt securities, until converted, have the same general characteristics as other fixed-income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities.  Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

As with all fixed-income securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure.

Holders of fixed-income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.  However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.  Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

The Fund may invest in “synthetic” convertible securities.  A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities.  Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution.  Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, “synthetic” and “exchangeable” convertible securities are preferred stocks or debt obligations of an issuer which are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded).  The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component.  Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  In addition, the Fund purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument.  Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.  Synthetic convertible securities are considered convertible securities for compliance testing purposes.

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Credit and Liquidity Enhancements
Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions.  The Adviser may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement.  In evaluating the credit of a foreign bank or other foreign entities, the Adviser will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.  Changes in the credit quality of the entity providing the enhancement could affect the value of the security or the Fund’s share price.

Debt Securities
Debt securities may have fixed, variable or floating (including inverse floating) rates of interest.  To the extent that the Fund invests in debt securities, it will be subject to certain risks.  The value of the debt securities held by the Fund, and thus the NAV of the shares of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of the Fund’s investments, changes in relative values of the currencies in which the Fund’s investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  Generally, a rise in interest rates will reduce the value of fixed-income securities held by the Fund, and a decline in interest rates will increase the value of fixed-income securities held by the Fund.  Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

The Fund’s investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the Fund.  The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies.  Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.  Higher yields are generally available from securities in the lower rating categories.

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of shares of the Fund will vary as the aggregate value of the Fund’s portfolio securities increases or decreases.  Moreover, the value of lower-rated debt securities that the Fund purchases may fluctuate more than the value of higher-rated debt securities.  Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal.  Lower-rated fixed-income securities generally tend to reflect short term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates.  Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Fund but will be reflected in the NAV of the Fund’s shares.

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Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

When and if available, debt securities may be purchased at a discount from face value.  From time to time, the Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income (or capital appreciation, if any).

Investment grade securities are generally securities rated at the time of purchase Baa3 or better by Moody’s or BBB- or better by S&P or comparable non-rated securities.  Non-rated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund’s objective and policies.

Corporate debt securities with a below investment grade rating have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds.  If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.

The ratings of fixed-income securities by an NRSRO are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities in each rating category.  The Adviser will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

Depositary Receipts and Registered Depositary Certificates
The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution.  These securities may not necessarily be denominated in the same currency as the securities they represent.  Designed for use in U.S., European and international securities markets, as applicable, ADRs, EDRs, GDRs, IDRs and NVDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

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ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities.  NVDRs are typically issued by an exchange or its affiliate.  Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs, GDRs, IDRs and NVDRs are designed for use in European and international securities markets.  An ADR, EDR, GDR, IDR or NVDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Derivative Instruments – General Discussion
The Fund may use derivative instruments consistent with its investment objective for purposes including, but not limited to, hedging, managing risk or equitizing cash while maintaining liquidity.  Derivative instruments are commonly defined to include securities or contracts whose value depends on (or “derives” from) the value of one or more other assets, such as securities, currencies or commodities.  These “other assets” are commonly referred to as “underlying assets.”  Please see the disclosure regarding specific types of derivative instruments, such as options, futures, swaps, forward contracts, indexed securities and structured notes elsewhere in this SAI for more information.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their respective portfolios.  Derivatives may also be used by the Fund to “lock-in” realized but unrecognized gains in the value of portfolio securities.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

Managing Risk. The Fund may also use derivative instruments to manage the risks of their respective assets.  Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations held, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities.  The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than “traditional” securities (i.e., stocks or bonds) would.

Equitization. The Fund may also use derivative instruments to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.  The use of derivative instruments for this purpose may result in losses to the Fund and may not achieve the intended results.  The use of derivative instruments may not provide the same type of exposure as is provided by the Fund’s other portfolio investments.

Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter (“OTC”) transactions between private parties.  Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange.  Exchange contracts are generally liquid.  The exchange clearinghouse is the counterparty of every exchange-traded contract.  Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty.  OTC derivatives are contracts between the holder and another party to the transaction (usually a securities dealer or a bank), but not any exchange clearinghouse.  OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  Currently, some, but not all, swap transactions are subject to central clearing. Swap transactions that are not centrally cleared are less liquid investments than exchange-traded instruments.  Eventually many swaps will be centrally cleared and exchange-traded.  Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts because they interpose the central clearinghouse as the counterparty to each participant’s swap, exchange-trading and clearing would not make swap transactions risk-free.

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Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below.  Risks pertaining to particular derivative instruments are described in the sections relating to those instruments contained elsewhere in this SAI.

1.
Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down.  Adverse movements in the value of an underlying asset can expose the Fund to losses.  Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to anticipate movements of the securities and currencies markets, which requires different skills than anticipating changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  A decision to engage in a derivative transaction will reflect the Adviser’s judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund’s objectives, investment limitations and operating policies.  In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objective.

2.
Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument.  The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance.  For privately-negotiated instruments, including currency forward contracts, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund.  The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

3.
Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.  With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.  With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged.  For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

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4.
Liquidity Risk. Derivatives are also subject to liquidity risk.  Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value.  Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract.  OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  The Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options).  If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out.  The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.  Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

5.
Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative.  While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff.  Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6.
Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction.  Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations.  This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Commodity Pool Operator Exclusion.  The Adviser currently intends to operate the Fund in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”).  As a result, the Fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (the “CEA”) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes.  Provided the Fund operates within the limits of Rule 4.5 of the CFTC, the Adviser will be excluded from registration with and regulation under the CEA and the Adviser will not be deemed to be a “commodity pool operator” with respect to the operations of the Fund.  If the Fund were no longer able to claim the exclusion, the Fund and the Adviser, to the extent trading in commodity interests, would be subject to regulation under the CEA.

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Direct Investments
Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.

Certain direct investments may include investments in smaller, less seasoned companies.  These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  Direct investments may also fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses.  Because of the absence of any public trading market for these investments, the direct investments may take longer to liquidate than would be the case for publicly traded securities.  Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid.  Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration.  Direct investments may be considered illiquid and, in that case, would be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.  Direct investments can be difficult to price and may be valued at “fair value” in accordance with valuation policies established by the Board.  See “How Portfolio Securities Are Valued” below.  The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

Effective Maturity
The Fund may use an effective maturity for determining the maturity of its portfolio.  Effective maturity means the average expected repayment date of the portfolio taking into account prospective calls, puts and mortgage pre-payments, in addition to the maturity dates of the securities in the portfolio.

Equity Securities

Common Stock. Common stock represents an equity or ownership interest in an issuer.  Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer.  Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy.  However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  Preferred stock, unlike common stock, often has a stated dividend rate payable from the issuer’s earnings.  Preferred stock dividends may be cumulative or noncumulative, participating or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.  “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases, preferred stock dividends are not paid at a stated rate and may vary depending on an issuer’s financial performance.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.  Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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Mid-Cap and Small-Cap Stocks. The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies.  These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.  Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities.  They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.  Generally, the smaller the company, the greater these risks become.

Value Stocks. The Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the portfolio managers believe are selling at a price lower than their true value.  Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.  The principal risk of investing in value stocks is that they may never reach what the Fund’s portfolio managers believe is their full value or that they may go down in value.  If the portfolio managers’ assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio managers anticipate.

Eurocurrency Instruments
The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London InterBank Offered Rate (“LIBOR”) or to the interbank rates offered in other financial centers.  Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Fund may use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed-income instruments are linked.

Exchange-Traded Funds
The Fund may invest in shares of exchange traded funds (“ETFs”).  ETFs are investment companies that trade like stocks. (See also “Investment Companies.”)  Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios.  The price of an ETF is derived from and based upon the securities held by the ETF.  Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks.  Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities.  Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.  A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective.  The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.  Ordinarily, the 1940 Act limits a Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.  In reliance on such exemptive orders, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.  For additional information, see “Investment Companies” below.

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The Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests.

The Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectuses and this SAI.

Among other types of ETFs, the Fund also may invest in Standard & Poor’s Depositary Receipts (“SPDRs”).  SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the NYSE MKT, LLC (“NYSE MKT”) (formerly known as the American Stock Exchange, Inc.) that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500® Index.  SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500® Index.  SPDRs are listed on the AMEX and traded in the secondary market.  The values of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market.  Investments in SPDRs involves certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Fund.  Moreover, the Fund’s investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond.  For example, replicating and maintaining price and yield performance of an index may be problematic for the Fund due to transaction costs and other Fund expenses.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all.  Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.”  Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends on the date of redemption.  Most ETF investors purchase and sell ETF shares in the secondary trading market on a securities exchange in lots of any size, at any time during the trading day.  ETF investors generally pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and may be redeemed for the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two.  Because of supply and demand and other market factors, there may be times during which an ETF share trades at a premium or discount to its NAV.

The Fund intends to be a long-term investor in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash) and may assemble a portfolio of the underlying securities to be used (with any required cash) to purchase creation units, if the Adviser believes that it is in the Fund’s best interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs are not obligated to redeem shares held by the Fund in an amount exceeding 1% of their total outstanding securities during any period of less than 30 days.

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The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Investment Companies” below).  If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF.  Furthermore, in connection with its investment in ETF shares, the Fund incurs various costs.  The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, the Fund will be subject to other fees as an investor in ETFs.  Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.

There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.

Aggressive ETF Investment Technique Risk. ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.  An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.  Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.  The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark, including: (1) the risk that an instrument is temporarily mispriced; (2) credit, performance or documentation risk on the amount each ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and an ETF will incur significant losses; (4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument may exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, both of which may make it difficult or impossible to adjust an ETF’s position in a particular instrument when desired.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index generally lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from conventional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment.  While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes.  The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage.

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Firm or Standby Commitments — Obligations with Puts Attached
The Fund may from time to time purchase securities on a “firm commitment” or “standby commitment” basis.  Such transactions might be entered into, for example, when the Adviser of the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.  The Fund will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.  Liquid assets are maintained to cover “senior securities” transactions which may include, but are not limited to, the Fund’s commitments to purchase securities on a firm commitment basis.  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

The Fund may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities.  Although it is not a put option in the usual sense, such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.”  The Fund may pay for a standby commitment either separately in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security.  The Adviser understands that the Internal Revenue Service (the “IRS”) has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of municipal obligations acquired subject to a put option.  The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party.  The Fund intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment; however, no assurance can be given that this position would prevail if challenged.  In addition, there is no assurance that firm or standby commitments will be available to the Fund, nor will the Fund assume that such commitments would continue to be available under all market conditions.

A standby commitment may not be used to affect the Fund’s valuation of the security underlying the commitment.  Any consideration paid by the Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  However, the Fund will not accrue any income on these securities prior to delivery.  The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into.

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The Fund does not believe that its NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.  At the time the Fund makes the commitment to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the its NAV per share.  The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date.  The Board does not believe that the Fund’s NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

Floating and Variable Rate Securities
The Fund may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features).  Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities.  As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate that is tied to another interest rate, such as a money-market index or a Treasury bill rate.  The interest rate on a floater may reset periodically, typically every three to six months, or whenever a specified interest rate changes.  While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well.

The Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.  Accordingly, the duration of an inverse floater may exceed its stated final maturity.  Certain inverse floaters may be determined to be illiquid securities for purposes of the Fund’s limitation on investments in such securities.

Foreign Currency Transactions (Forward Contracts)
A foreign currency forward exchange contract (a “forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the contract date, at a price set at the time of the contract.  These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.  Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases (or in settlement of such purchases) or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.  Forward currency contracts may also be used to exchange one currency for another, including to repatriate foreign currency.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.  Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase.  Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s foreign currency transactions.  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

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Foreign currency transactions in which the Fund may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.  The Fund also may use foreign currency transactions to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that the Fund invests in foreign securities, it may enter into foreign currency forward contracts in order to increase its return by trading in foreign currencies and/or protect against uncertainty in the level of future foreign currency exchange rates.  The Fund may also enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar.  In addition, the Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

Normally, consideration of fair value exchange rates will be incorporated in a longer-term investment decision made with regard to overall diversification strategies.  However, the Adviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of the Fund will be served by entering into such a contract.  Set forth below are examples of some circumstances in which the Fund might employ a foreign currency transaction.  When the Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although the Fund would also forego any gain it might have realized had rates moved in the opposite direction.  This technique is sometimes referred to as a “settlement” hedge or “transaction” hedge.

When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, an amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Such a hedge (sometimes referred to as a “position” hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors.  The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.  A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies, and the relationship can be very unstable at times.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  With respect to positions that constitute “transaction” or “position” hedges (including “proxy” hedges), the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency (or the related currency, in the case of a “proxy” hedge).

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The Fund also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar.  This type of strategy, sometimes known as a “cross-currency” hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  “Cross-currency” hedges protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

The Fund may also enter into currency transactions to profit from changing exchange rates based upon the Adviser’s assessment of likely exchange rate movements.  These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Adviser’s currency assessment is incorrect.

At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency.  If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.  If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  The Fund will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract.  However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Fund may suffer a loss.

When the Fund has sold a foreign currency, a similar process would be followed at the consummation of the forward contract.  Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser.

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In cases of transactions which constitute “transaction” or “settlement” hedges or “position” hedges (including “proxy” hedges) or “cross-currency” hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, the Fund may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Fund’s sum of the unrealized gain and loss for each contract.  As with forward contracts, liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s forward contracts.  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage. In the case of “anticipatory” hedges and “cross-currency” hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will maintain liquid assets as described above.

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes.  The portion of the Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that are not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly.  The Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Adviser believes that active currency management strategies can be employed as an overall portfolio risk management tool.  For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated.  However, the use of currency management strategies to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions.  Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets.  Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund.  Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

The Fund cannot assure that its use of currency management will always be successful.  Successful use of currency management strategies will depend on the Adviser’s skill in analyzing currency values.  Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates.  For example, if a currency’s value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation.  If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem.  Similarly, if the Adviser increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss.  There is no assurance that the Adviser’s use of currency management strategies will be advantageous to the Fund or that they will hedge at appropriate times.  The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract.  Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll- over a foreign currency forward contract upon its expiration if it desires to do so.  Additionally, these contracts are subject to counterparty risks as there can be no assurance that the other party to the contract will perform its services thereunder.  Certain foreign currency forwards may eventually be exchange-traded and cleared.  Although these changes are expected to decrease the credit risk involved in bilaterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.  The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs).  To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Government and Supranational Entity Securities
The Fund may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations (“Sovereign Debt”).  The Fund’s portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country.  Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default.

The Adviser’s determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country.  Examples of foreign governments which the Adviser currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom.  The Adviser does not believe that the credit risk inherent in the Sovereign Debt of such stable foreign governments is significantly greater than that of U.S. government securities.  The percentage of the Fund’s assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currencies to the U.S. dollar.  Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Debt securities of “quasi-governmental entities” are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.  Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.  The Fund’s portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest.  A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

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A “supranational entity” is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade.  Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community.  Typically, the governmental members, or “stockholders,” make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings.  There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity.  If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities.  As a result, the Fund might lose money on such investments.  In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments.  Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Fund, depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser intend to manage the Fund’s portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Foreign Index-Linked Instruments
The Fund may invest, subject to compliance with its limitations applicable to its investment in debt securities, in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies.  Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.  For example, the Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index (“foreign index-linked instruments”).  Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies.  Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

A foreign index-linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries.  In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.  The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument.  Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

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Foreign Securities
The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks.  Securities of issuers within a given country may be denominated in the currency of another country.  The foreign securities are generally those securities issued by companies organized outside the U.S. and, in the case of equity securities, that trade primarily in markets outside the U.S., have their primary markets outside of the U.S., or are otherwise deemed to be non-U.S. securities by the Adviser.  These foreign securities are subject to most, if not all, of the risks of foreign investing.

Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals.  While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing.  In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors.  Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates.  Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile.  If foreign securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.  Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

The Fund may invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Central and South America, the Middle East and Africa. Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions.  Delays in the settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon.  Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.  Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital.  Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions.  Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs.  In the event of litigation relating to a portfolio investment, the Fund may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

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Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars.  Other securities are not traded in the United States but are denominated in U.S. dollars.  These securities may be exposed to many, if not  all, of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar-denominated securities traded in U.S. securities markets.

Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.  Countries with developing markets have economic structures that are less mature.  Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed.  The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade.  These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Futures Transactions
A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date.  When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of the Fund’s current portfolio securities.  When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases.  See “Derivative Instruments -- General Discussion” for more information.  For a discussion on currency futures, please see “Foreign Currency Transactions (Forward Contracts)” in this section.

In the United States, futures contracts are traded on boards of trade that have been designated as “contract markets” or registered as derivatives transaction execution facilities by the CFTC.  Futures contracts generally trade on these markets through an “open outcry” auction on the exchange floor or through competitive trading on an electronic trading system.  Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities and various stock indices.  Subject to compliance with applicable CFTC rules, the Fund also may enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris, as long as trading on foreign futures exchanges does not subject the Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing- out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

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When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”) as a partial guarantee of its performance under the contract.  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied.  The Fund expects to earn interest income on its initial margin deposits. The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund and broker do not exchange cash flows daily as a result of the daily change in unrealized appreciation or depreciation. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract and will settle cash on such date.    In computing daily NAV per share, the Fund will mark-to-market its open futures positions.  Moreover, the Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

Futures on Debt Securities. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.

Accordingly, the Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities.  The Fund may also enter into such futures contracts as a substitute for the purchase of longer-term securities to lengthen or shorten the average maturity or duration of the Fund’s portfolio, and for other appropriate risk management, income enhancement and investment purposes.

For example, the Fund may take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s investment portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On other occasions, the Fund may take a “long” position by purchasing futures on debt securities.  This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets.  If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.  The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase, or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline.  However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

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Depending upon the types of futures contracts that are available to hedge the Fund’s portfolio of securities or portion of a portfolio, perfect correlation between that Fund’s futures positions and portfolio positions may be difficult to achieve.  Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when the Fund might wish to buy or sell a futures contract.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Adviser to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

Securities Index Futures. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular securities index futures contract reflect changes in the specified index of equity securities on which the contract is based.  A securities index is designed to reflect overall price trends in the market for equity securities.

The Fund may purchase and sell securities index futures to hedge the equity portion of its investment portfolio with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts.  The Fund may enter into securities index futures to the extent that it has equity securities in its portfolio.  Similarly, the Fund may enter into futures on debt securities indices (including the municipal bond index) to the extent it has debt securities in their portfolios.  In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, the Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates.  The Fund may also use securities index futures to maintain exposure to the market, while maintaining liquidity to meet expected redemptions or pending investment in securities.

By establishing an appropriate “short” position in securities index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.  The Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Fund’s debt portfolio or to gain exposure to particular markets represented by the index.

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Options on Futures. For bona fide hedging, risk management and other appropriate purposes, the Fund also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges.

A “call” option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  Upon the exercise of a “call,” the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities or the currencies in which such securities are denominated.  The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of the Fund’s portfolio.

A “put” option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.  Upon exercise of a “put,” the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract.  For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to the Fund of the debt securities acquired by it will be reduced by the amount of the option premium received.  Of course, if market prices have declined, the Fund’s purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.  The purchase of put options on futures contracts is a means of hedging the Fund’s portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency.

When an entity exercises an option and assumes a “long” futures position, in the case of a “call,” or a “short” futures position, in the case of a “put,” its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, owning an option may or may not be less risky than ownership of the futures contract or underlying securities or currencies.  In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs.  In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.  If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

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While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund’s ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.  The Fund will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

Coverage of Futures Contracts and Options on Futures Contracts. The Fund may only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system.  The Fund will not enter into futures contracts to the extent that the market value of the contracts exceed 100% of the Fund’s net assets.

When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.  When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

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The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, options on futures or forward contracts.  See “Tax Information.”

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques.  There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts.  If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge.  An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. It is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.  It is also possible that, when the Fund has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund’s portfolio might decline.  If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.  This risk may be magnified for single stock futures transactions, as the Adviser would be required to predict the direction of the price of an individual stock, as opposed to securities prices generally.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position.  If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed.

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Also, in the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all the margin owed to the Fund, potentially resulting in a loss.

In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.  Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts.  The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options.  It is not certain that such a market will develop.  Although the Fund generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

High Yield Securities
Typically, high yield debt securities (sometimes called “junk bonds”) are rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of comparable quality by the Adviser and are generally considered to be speculative.  Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities.  High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds.  The prices of high yield/high risk bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds.  Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Fund’s daily NAV.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

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Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout.  Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities.  Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

If the issuer of high yield/high risk bonds defaults, the Fund may incur additional expenses to seek recovery.  In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.  When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds.  Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events.  If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Adviser, where applicable, deems it in the best interest of the Fund’s shareholders.  Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on the Fund’s NAV per share and investment practices.

In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities.  The Fund records the interest on these securities annually as income even though it receives no cash interest until the security’s maturity or payment date.  As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders.  Therefore, the Fund may have to sell some of its assets to distribute cash to shareholders.  These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratios and decrease its rate of return.

Hybrid Instruments and Other Capital Securities

Hybrid Instruments. A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security.  A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment.  For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index.  Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation).  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management.  Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.  Some of these structural features may include, but are not limited to, structural subordination to the claims of senior debt holders, interest payment deferrals under certain conditions, perpetual securities with no final maturity date, and/or maturity extension risk for callable securities should the issuer elect not to redeem the security at a predetermined call date.

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Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S.-dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids.  There is a risk that, under certain conditions, the redemption value of a hybrid may be zero.  Depending on the level of the Fund’s investment in hybrids, these risks may cause significant fluctuations in the Fund’s NAV.  Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act.  As a result, the Fund’s investments in these products may be subject to limits described below under the heading “Investment Companies.”

Other Capital Securities. Other capital securities give issuers flexibility in managing their capital structure.  The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity.  There are certain features that give the companies flexibility not commonly found in fixed-income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default.  However, it should be noted that in an event of default the securities would typically be expected to rank senior to common equity.  The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

Trust Preferred Securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Illiquid Securities
The Fund may invest in illiquid securities if such purchases at the time thereof would not cause more than 15% of the value of the Fund’s net assets to be invested in all such illiquid or not readily marketable assets.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued.  This may include repurchase agreements maturing in more than seven days if illiquidity might prevent the sale of such security at a time when the Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.  Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments; in doing so, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).  Illiquid securities will generally be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

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Industrial Development and Pollution Control Bonds
Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control.  These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.  These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.  Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986 (“TRA”), as well as certain other bonds, are now classified as “private activity bonds.”

Initial Public Offerings (“IPOs”)
IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPOs, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information.  As a result of this or other factors, the Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund.  Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to the Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on the Fund’s performance if the Fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of the Fund’s returns particularly when the Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of the Fund’s assets as it increases in size and therefore have a more limited effect on the Fund’s performance.

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There can be no assurance that IPOs will continue to be available for the Fund to purchase.  The number or quality of IPOs available for purchase by the Fund may vary, decrease or entirely disappear.  In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for the Fund to realize a profit.

Investment Companies
The Fund may invest in securities of other investment companies, including closed-end investment companies, ETFs and business development companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Fund’s Prospectuses and SAI.  Among other things, the 1940 Act limitations prohibit the Fund from: (1) acquiring more than 3% of the voting shares of an investment company; (2) investing more than 5% of the Fund’s total assets in securities of any one investment company; and (3) investing more than 10% of the Fund’s total assets in securities of all investment companies.  These restrictions may not apply to certain investments in money market funds.  The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Fund invests in addition to the fees and expenses the Fund bears directly in connection with its own operations.  These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV per share.  Others are continuously offered at NAV per share but may also be traded in the secondary market.  In addition, the Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.  For purposes of determining compliance with the Fund’s policy on concentrating its investments in any one industry, the Fund generally does not look through investments in underlying investment companies for purposes of applying its concentration limitations, unless the underlying investment company would be counted for purposes of calculating the Fund’s concentration limitation.

However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  For more information, please see the section entitled “Exchange-Traded Funds.”

Lending of Portfolio Securities
Although the Fund does not engage in securities lending at this time, the Fund may lend portfolio securities to certain broker/dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board.  By lending its securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned.  The Fund may call a loan and obtain the securities loaned at any time generally on less than five days’ notice.  For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral.  The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

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As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund.  The Fund also bears the risk that the borrower may fail to return the securities in a timely manner or at all, either because the borrower fails financially or for other reasons.  The Fund could experience delays and costs in recovering the loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities.  However, the loans would be made only to firms deemed by the Adviser or their agent to be creditworthy and when the consideration that can be earned currently from securities loans of this type, justifies the attendant risk.  If the Adviser, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed 33 1/3% of the value of the total assets of the lending Fund.

While securities are on loan, the Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults; the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan; the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted; the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities; the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions; and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Subject to exemptive relief granted to the Fund from certain provisions of the 1940 Act, the Fund, subject to certain conditions and limitations, is permitted to invest cash collateral and uninvested cash in one or more money market funds that are affiliated with the Fund.

Loan Participation Interests
The Fund may invest in participation interests in loans.  The Fund’s investment in loan participation interests may take the form of participation interests in, or assignments or novations of a corporate loan (“Participation Interests”).  The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests (“Participants”).  In a novation, the Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.  As an alternative, the Fund may purchase an assignment of all or a portion of a lender’s interest in a corporate loan, in which case, the Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the corporate loan.

The Fund also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan.  In such a case, the Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Fund must rely on the lending institution for that purpose.  The Fund will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement.  The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for registered investment companies.  The Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan.  The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement.  Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower (which is unlikely), the Fund will rely on the agent bank to use appropriate creditor remedies against the borrower.  The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance.  Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property.  For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

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A financial institution’s employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care, becomes insolvent, has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding.  Generally, a successor agent bank will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans.  If, however, assets held by the agent bank for the benefit of the Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

When the Fund acts as co-lender in connection with Participation Interests or when the Fund acquires a Participation Interest the terms of which provide that the Fund will be in privity of contract with the corporate borrower, the Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest.  In all other cases, the Fund will look to the agent bank to enforce appropriate credit remedies against the borrower.  In acquiring Participation Interests the Adviser will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Fund’s qualitative standards.  There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such security until maturity.  When the Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund’s portfolio.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

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The Fund may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund.  For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Fund will rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities.  The Adviser monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that this value always equals or exceeds the agreed upon repurchase price to be paid to the Fund.  The Adviser, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Fund may enter into repurchase agreements.

Floating Rate Loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers.  Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions.  Typically, these loans are the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral.  The corporation pays interest and principal to the lenders.

A senior loan in which the Fund may invest typically is structured by a group of lenders.  This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan.  The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions.  One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

The Fund may invest in a floating rate loan in one of three ways: (1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment.  Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan.  The Fund may acquire participation interests from a lender or other holders of participation interests.  Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender.  Unlike a participation interest, the Fund will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

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The Fund may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e., buying an unseasoned loan issue).  A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process.  This is known as buying in the “primary” market. Such an investment is typically made at or about a floating rate loan’s “par” value, which is its face value.  From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated.  In such instances, the fee received is reflected on the books of the Fund as a discount to the loan’s par value.  The discount is then amortized over the life of the loan, which would effectively increase the yield the Fund receives on the investment.

If the Fund purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the “secondary” market.  Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan.  Purchases above par will effectively reduce the amount of interest being received by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.  The Fund may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.  If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders.  On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower.  Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower.  Therefore, when the Fund invests in floating rate loans through the purchase of participation interests, the Adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.  This secondary market is private and unregulated, and there is no organized exchange or board of trade on which floating rate loans are traded.  Floating rate loans often trade in large denominations.  Trades can be infrequent, and the market may be volatile.

Floating rate loans generally are subject to extended settlement periods and may require the consent of the borrower and/or agent prior to their sale or assignment.  These factors may impair the Fund’s ability to generate cash through the liquidation of floating rate loans to repay debts, fund redemptions, or for any other purpose.

Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan.  The collateral may consist of various types of assets or interests including intangible assets.  It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment.  It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates.  The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.  The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders.  A restrictive covenant is a promise by the borrower not to take certain action that may impair the rights of lenders.  These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt.  In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow.  Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities.  A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement, which is not waived by the agent bank and the lending syndicate normally, is an event of acceleration.  This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

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The Adviser must determine that the investment is suitable for the Fund based on the Adviser’s independent credit analysis and industry research.  Generally, this means that the Adviser has determined that the likelihood that the corporation will meet its obligations is acceptable.  In considering investment opportunities, the Adviser will conduct extensive due diligence, which may include, without limitation, management meetings, financial analysis, industry research and reference verification from customers, suppliers and rating agencies.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over LIBOR or the prime rates of large money-center banks.  The interest rate on the Fund’s investment securities will generally reset quarterly.  During periods in which short-term rates rapidly increase, the Fund’s NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in the Fund’s NAV as a result of changes in interest rates.  However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Unfunded Loan Commitments. The Fund may enter into loan commitments that are unfunded at the time of investment.  A loan commitment is a written agreement under which the lender (such as the Fund) commits itself to make a loan or loans up to a specified amount within a specified time period.  The loan commitment sets out the terms and conditions of the lender’s obligation to make the loans.  Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof.  A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity.  A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand.  The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as “unfunded.”  Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks.  Typically, the Fund will enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

Borrowers pay various fees in connection with loans and related commitments.  In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

Unfunded loan commitments expose lenders to credit risk—the possibility of loss due to a borrower’s inability to meet contractual payment terms.  A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to certain conditions regarding the creditworthiness of the borrower.  Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment.  If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

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Since the Fund with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments.  Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s unfunded loan commitments.  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.

The Fund records an investment when the borrower draws down the money and records interest as earned.

Master Limited Partnerships (“MLPs”)
MLPs are formed as limited partnerships or limited liability companies under state law and are treated as partnerships for U.S. federal income tax purposes.  The equity securities issued by many MLPs are publicly traded and listed and traded on a U.S. exchange.  An MLP typically issues general partner and limited partner interests.  The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP.  To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Internal Revenue Code.  These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.  The general partner may be structured as a private or publicly-traded corporation or other entity.  The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests.  The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

While most MLPs are currently subject to U.S. federal tax as partnerships, a change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP.  Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.  Certain MLPs are dependent on their parents or sponsors for a majority of their revenues.  Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions.  Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

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Common Units.  The common units of many MLPs are listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the NYSE MKT and the NASDAQ Stock Market (the “NASDAQ”).  Holders of MLP common units typically have very limited control and voting rights.  Holders of such common units are typically entitled to receive the minimum quarterly distribution (the “MQD”), including arrearage rights, from the issuer.  In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units.  The Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

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Subordinated Units.  Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded.  Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units.  Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner.  Subordinated units generally do not provide arrearage rights.  Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.  The Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

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General Partner Interests.  The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP.  The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment.  General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP.  General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement.  In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD.  Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate.  The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units.  Thus, I-Shares represent an indirect limited partner interest in the MLP.  I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution.  I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Mortgage Dollar Rolls
A mortgage dollar roll (“MDR”) is a transaction in which the Fund sells mortgage-related securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis.  The Fund will maintain liquid assets having a value not less than the repurchase price.  MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

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Mortgage Related and Other Asset-Backed Securities
The Fund may buy mortgage-related and other asset-backed securities.  Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&L institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities”).

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline.  However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of the premium would be lost in the event of prepayment.

The Fund, to the extent permitted in the Prospectuses, or otherwise limited herein, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”), and in other types of mortgage-related securities.  While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

Generally, the Fund will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA, or (2) privately issued securities rated Baa3 or better by Moody’s or BBB- or better by S&P or, if not rated, of comparable investment quality as determined by the Adviser.  In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, the Fund will limit its investments in these and other illiquid instruments subject to the Fund’s limitation on investments in illiquid securities.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may invest), and may continue to do so in the future.  If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline, and the Fund may experience losses.

Further, the recent and unprecedented disruption in the residential mortgage-related securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate.  Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions.  The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities that may be held by the Fund.  Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.  These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies.  Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall as a result of deterioration in general market conditions for such securities or other asset-backed or structured products.  Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities.  Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities.

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These economic conditions may reduce the cash flow that the Fund receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities.  In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the past due to these adverse changes in market conditions.  In the event that interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.  Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which the Fund may invest) and increasing unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the mortgage-related securities market for these securities and other asset-backed securities.  As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund.

The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures.  Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities.  Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities.  The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain.  Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund.

In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally.  The impact that such actions could have on any of the mortgage-related securities that may be held by the Fund is unknown.

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Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities.  Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.  Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment.  Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.  Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the Fund’s yield.  Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security.  Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security.  The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.  Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Historically, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  However, in September 2008, in response to concerns regarding the safety and soundness of FNMA and FHLMC, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.  While FNMA and FHLMC continue to be owned entirely by private shareholders, under the conservatorship, the FHFA has taken over powers formerly held by each entity’s shareholders, directors, and officers. In addition to placing the companies in conservatorship, the U.S. Treasury announced additional steps that it intended to take with respect to FNMA and FHLMC in order to support the conservatorship, although some steps have since ended.  No assurance can be given that these initiatives will be successful in preserving the safety and soundness of FNMA and FHLMC or ensuring their continued viability.

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GNMA Certificates. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development (“HUD”).  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of FHA-insured or Veterans Administration-guaranteed mortgages.  In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.  Although GNMA guarantees timely payment even if homeowners delay or default, tracking the pass-through” payments may, at times, be difficult.  Expected payments may be delayed due to the delays in registering the newly traded paper securities.  The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by HUD and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.  FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) that represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Fund reserves the right to invest in them.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

Private Mortgage Pass-Through Securities. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Fund may purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid, subject to the Fund’s limitation on investments in illiquid securities.

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Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.  CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk.  In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence.  Privately issued CMOs are not government securities, nor are they supported in any way by any governmental agency or instrumentality.  In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest.  It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date.  Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid.  For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage.  The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.  Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund’s portfolio holdings.  In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

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The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches).  An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile.  Some CMOs may also not be as liquid as other securities.

FHLMC Collateralized Mortgage Obligations (“FHLMC CMOs”). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the FHLMC  CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.  As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

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CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer.  The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments.  Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital.  The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.  In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities.  See “Stripped Mortgage-Backed Securities.”  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based.  As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers.  The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.  Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question.  In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act.  CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Under certain circumstances, the Fund’s investment in residual interests in “real estate mortgage investment conduits” (“REMICs”) may cause shareholders of the Fund to be deemed to have taxable income in addition to their Fund dividends and distributions, and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions.  In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual.  Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by the Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk.  In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence.  Privately issued CMOs and REMICs are not government securities, nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the OTC market, the depth and liquidity of which will vary from time to time.  Holders of “residual” interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders).  The Fund will consider this rule in determining whether to invest in residual interests.

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Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Risks Associated with Mortgage-Backed Securities. As in the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.  The value of some mortgage-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  If the Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Fund could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, extension market, and credit risk.  Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by changes in home values, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund may find it difficult to find a buyer, which may in turn decrease the price at which the securities may be sold.

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Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities issued by private institutions is based on the financial health of those institutions.

To the extent that mortgages underlying a mortgage-related security are so-called “subprime mortgages” (i.e., mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher.  Subprime mortgages also have higher serious delinquency rates than prime loans.  The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of the Fund may decline in response to such developments.

Other Asset-Backed Securities. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) (“CARs(SM)”).  CARs(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

If consistent with the Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities.  Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

Municipal Securities
The Fund may purchase municipal securities.  Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities.  Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, “municipalities”).

Municipal bonds include securities from a variety of sectors, each of which has unique risks.  They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law).  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance.  Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.  Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities.  Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

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Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.  Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default.  Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due.  Insurance does not guarantee the price of the bond or the share price of the Fund.

The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability.  The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond.  Although defaults on insured municipal bonds have historically been low and municipal bond insurers historically have met their claims, there is no assurance this will continue.  A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.  The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating.  An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed.  The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances.  The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term.  The interest rate on the short-term component is periodically reset.  The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond.  After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

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Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa.  The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity.  These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (“BABs”), the borrowing costs of which are subsidized by the federal government, but which are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (“ARRA”) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free municipal bonds. BABs include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the U.S. government than other BABs, and are designed to finance certain types of projects in distressed geographic areas.  Regulators recently finalized rules which implement Section 619 and Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (commonly referred to as the “Volcker Rule” and the “Credit Risk Retention Rules”).  Both rules apply to tender option bond programs and may require certain such programs to be restructured.  The effects of these rules are uncertain and there can be no assurance that appropriate restructuring of existing programs will be possible or that the creation of new programs will continue.  As a consequence, the municipal securities market may experience reduced demand or liquidity and increased financing costs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond).  For example, if a state or local government were to issue a BAB at a 10% taxable interest rate, the U.S. Treasury Department would make a payment directly to the issuing government of 3.5% of that interest (or 4.5% in the case of a Recovery Zone Economic Development Bond).  Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on a bond that pays 10% interest.  In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively.  Pursuant to ARRA, the issuance of BABs ceased on December 31, 2010.  The BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program will be eligible for federal payment or tax credit.  Under the sequestration process under the Budget Control Act of 2011, automatic spending cuts that became effective on March 1, 2013 will reduce the federal subsidy for BABs and other subsidized municipal bonds.  In order to meet such reduction, subsidy payments to issuers through September 30, 2013 will be reduced 8.7%, unless Congress otherwise acts.  In addition to BABs, the Fund may invest in other municipal bonds that pay taxable interest.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Municipal securities also include various forms of notes.  These notes include, but are not limited to, the following types:

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•	Revenue anticipation notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.
•
Bond anticipation notes which are normally issued to provide interim financial assistance until long-term financing can be arranged.  The long-term bonds then provide funds for the repayment of the notes.

•
Construction loan notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration (“FHA”) under the FNMA or GNMA.

•
Project notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs.  They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

•	Short-term discount notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Fund.  Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable.  A secondary market may exist for municipal securities that were not publicly offered initially.

Municipal securities are subject to credit risk. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner.

Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates.  Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.  Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  Prices and yields on municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk.  Call risk is the chance that during periods of falling interest rates, a bond issuer will call—or repay—a higher-yielding bond before its maturity date.  Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.  Call risk is generally high for long-term bonds.  Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board.

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High yield municipal bonds are subject to increased liquidity and valuation risk as compared to other municipal bonds and to high yield debt securities generally.  There may be no active market for a high yield municipal bond, or it may trade in secondary markets on an infrequent basis.  High yield municipal bonds may be more likely than other municipal bonds to be considered illiquid and therefore to be subject to the Fund’s limitation on investments in illiquid securities.  It may be difficult for the Fund to obtain an accurate or recent market quotation for a high yield municipal bond, which may cause the security to be “fair valued” in accordance with the fair valuation policies established by the Board.  See “How Portfolio Securities Are Valued.”  For a more general discussion of the risks associated with high yield securities, which generally also are applicable to high yield municipal bonds, see “High Yield Securities.”

There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets.  These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt.  Thus, municipal lease obligations have special risks not normally associated with municipal securities.  These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis.  In addition to the “non-appropriation” risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult.  For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal securities that are not general obligation bonds is made by the Adviser on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board.  Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation’s rating; and, if the security is unrated, the factors generally considered by a rating agency.  If municipal lease obligations are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The TRA limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Internal Revenue Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders.  In addition, all tax-exempt interest may result in or increase a corporation’s liability under the corporate alternative minimum tax, because a portion of the difference between corporate “adjusted current earnings” and alternative minimum taxable income is treated as a tax preference item.  The Fund intends to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

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Unless more than 50% of the value of the Fund’s assets at the close of each quarter of its taxable year consists of qualifying municipal bonds, the Fund will not be eligible to pay tax-exempt distributions to its shareholders, even if the Fund receives income from municipal bonds.

Options
The Fund may use options for any lawful purposes consistent with its investment objectives, such as hedging or managing risk.  An option is a contract in which the “holder” (the buyer) pays a certain amount (the “premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (the “strike price” or “exercise price”) at or before a certain time (the “expiration date”).  The holder pays the premium at inception and has no further financial obligation.  The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset.  The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset.  The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.  See “Derivative Instruments -- General Discussion” for more information.  Options used by the Fund may include European, American and Bermuda-style options.  If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option; if it is exercisable only at certain times, it is a “Bermuda” option.

If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.  These techniques may increase the volatility of the Fund’s NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed.  In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Purchasing Options. The Fund may purchase put or call options that are traded on an exchange or in the OTC market.  Options traded in the OTC market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.  Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time.  The Fund will engage in such transactions only with firms the Adviser deems to be of sufficient creditworthiness so as to minimize these risks.  If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value.  Securities are considered related if their price movements generally correlate with one another.  The purchase of put options on securities held in the portfolio or related to such securities will enable the Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

In addition, the Fund will continue to receive interest or dividend income on the security.  The put options purchased by the Fund may include, but are not limited to, “protective puts,” in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security that the Fund has the right to purchase.  In the case of a purchased call option, the Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium.  The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

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The Fund may also purchase call options on securities the Fund intends to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period.  The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium.  The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Fund may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

Writing Call Options. The Fund may sell (“write”) covered call options on its portfolio securities in an attempt to enhance investment performance.  A call option sold by the Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period.  A call option may be covered by, among other things, the writer’s owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Fund maintains the difference in liquid assets.

The Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.  In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part.  The Fund, in writing “American Style” call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.  In contrast, “European Style” options may only be exercised on the expiration date of the option.  Covered call options and the securities underlying such options will generally be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium.  In order to do this, the Fund makes a “closing purchase transaction”—the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security.  The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.  When a security is to be sold from the Fund’s portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

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A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below.  There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist.  If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.  OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.  Therefore, a closing purchase transaction for an OTC option may in many cases only be made with the other party to the option.  If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities.  The writing of covered call options could result in significant increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.  Subject to the limitation that all call option writing transactions be covered, the Fund may, to the extent determined appropriate by the Adviser, engage without limitation in the writing of options on U.S. government securities.

Writing Put Options. The Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option.  Put options written by the Fund are agreements by the Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period.  A put option written by the Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price.  A put option is also “covered” if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Fund maintains the difference in liquid assets.

The premium that the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security.  In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

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The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.  The Fund also may effect a closing purchase transaction, in the case of a put option, to permit the Fund to maintain its holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option.  After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Fund may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Fund may write covered put and call options and enter into so-called “straddle” transactions involving put or call options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company and the Fund’s intention that it qualify as such.  Subject to the limitation that all put option writing transactions be covered, the Fund may, to the extent determined appropriate by the Adviser, engage without limitation in the writing of options on U.S. government securities.

Married Puts. The Fund may engage in a strategy known as “married puts.” This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale “against the box” (see “Short Sales”) but for various reasons is unable to do so.  The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box.  To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an “in the money” OTC put option to sell the common stock to the broker and generally will write an OTC “out of the money” call option in the same stock with the same exercise price as the put option.  The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund.  The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see “Writing Call Options” above).  In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

Special Risks Associated with Options on Securities. The Fund’s purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone.  The Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to profitably exercise the option and will lose its entire investment in the option.  Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

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The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium.  The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.  In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options.  The same types of risks apply to OTC trading in options.  There can be no assurance that viable markets will develop or continue in the United States or abroad.

The ability of the Fund to successfully utilize options may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indices. The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of the Fund’s securities.  Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed “index multiplier.” In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index.  For example, some securities index options are based on a broad market index such as the S&P 500® Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100® Index.  Indices may also be based on an industry or market segment such as the NYSE MKT Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are traded on, among other exchanges, the Chicago Board Options Exchange and the New York Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index.  Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the securities represented in the securities indices on which options are based.  The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.  Gains or losses on the Fund’s transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund.

The Fund may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased.  The Fund may also allow options to expire unexercised.

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Options on Foreign Currencies. To the extent that it invests in foreign currencies, the Fund may purchase and write options on foreign currencies.  The Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency.  The Fund may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.  The Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund’s assets are or may be denominated.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such declines in the value of portfolio securities, the Fund may purchase put options on the foreign currency.  If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency.  If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire.  As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency.  If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium.  As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium.  As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

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A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Fund maintains the difference in liquid assets.

Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over- the- counter.  Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.  As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund’s assets are or may be denominated.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.  If foreign currency options are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.  OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options.  Foreign currency exchange-traded options generally settle in cash, whereas options traded OTC may settle in cash or result in delivery of the underlying currency upon exercise of the option.

Private Investments in Public Equity
The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”).  Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed.  This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities.  Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (“REITS”)
The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.  A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs.  Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.  Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.

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The Fund will not invest in real estate directly, but only in securities issued by real estate companies.  However, to the extent that the Fund invests in REITs, the Fund is also subject to the risks associated with the direct ownership of real estate, including but not limited to: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.  Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act.  The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.  In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.  In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.  Accordingly, REIT shares can be more volatile than — and at times will perform differently from — larger capitalization stocks such as those found in the Dow Jones Industrial Average.

Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type.  Equity REITs may be affected by changes in underlying property values.  Mortgage REITs may be affected by the quality of the credit extended.  REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.  Although the Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns.  The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition, because smaller-capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

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Regulatory Matters
As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction.  The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations.  Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets.  Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes.  If a large portion of the Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.  With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable.  By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers.  These position limits may restrict the number of listed options which the Fund may write.  Option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

Repurchase Agreements
The Fund may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a security, usually in the form of a debt obligation (the “Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction.  The custody of the Obligation will be maintained by a custodian appointed by the Fund.  The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

The Fund will limit its investment in repurchase agreements maturing in more than seven days subject to the Fund’s limitation on investments in illiquid securities.

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In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.  In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

The Board has delegated to the Adviser the authority and responsibility to monitor and evaluate the Fund’s use of repurchase agreements, which includes: (i) the identification of sellers whom they believe to be creditworthy; (ii) the authority to enter into repurchase agreements with such sellers; and (iii) the responsibility to determine, at the time the repurchase agreement is entered into, that the collateral, other than cash or government securities are issued by an issuer that has an “exceptionally strong capacity” to meet its financial obligations on the securities collateralizing the repurchase agreement, and are sufficiently liquid that they can be sold by the Fund at approximately their carrying value in the ordinary course of business within seven calendar days.  As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.

See “Cash Equivalents” for more information.

Restricted Securities – Rule 144A Securities and Section 4(a)(2) Commercial Paper
Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A under Section 4(a)(2) of the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board).  Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering.  Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time a holder decides to seek registration and the time when the holder can sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

The Fund may invest in Rule 144A securities and in 4(a)(2) commercial paper. Certain securities may only be sold subject to limitations imposed under federal securities laws.  Among others, two categories of such securities are (1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the 1933 Act (“Rule 144A securities”) and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(a)(2) of the 1933 Act (“4(a)(2) commercial paper”).  The resale limitations on these types of securities may affect their liquidity.  The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.

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The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  These agreements involve the sale of debt securities, or Obligations, held by the Fund, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment.  The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement.  Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3%, or as otherwise limited herein, of its total assets.  While a reverse repurchase agreement is outstanding, the Fund will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to cover its obligations under the agreement.

The use of reverse repurchase agreements by the Fund creates leverage that increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed, and there is a risk of loss due to any decline in their value.

Short Sales
In accordance with the restrictions set forth in the Prospectuses and this SAI, the Fund may engage in any type of short sales, including short sales “against the box.”

In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To enter into a short sale, the Fund borrows the security and delivers it to a buyer.  To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security.  The price at the time the Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale.  Until the Fund replaces the security, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  There may also be other costs associated with short sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date when the Fund enters into the sale and the date when the Fund closes out the short position.  The Fund will realize a gain if the security declines in price between those dates. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) segregate cash or liquid assets at such a level that the segregated assets plus any amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.  There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price.  During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.  Unlike a long position in a security, theoretically there is no limit to the amount the Fund could lose in a short sale transaction.

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In a short sale “against the box,” the Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost.  The effect of a short sale against the box is to “lock in” appreciation of a long position by hedging against a possible market decline in the value of the long position.  The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa.  In some cases, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules.  If a broker with which the Fund has open short sales were to become bankrupt, the Fund could experience losses or delays in recovering gains on short sales.

If the Fund effects a short sale of securities against the box at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale.  However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied.

Stripped Securities
Stripped securities are the separate income or principal components of a debt security.  The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.  U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping.  The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

A number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).  The investment and risk characteristics of “zero coupon” Treasury securities described below under “U.S. Government Securities” are shared by such receipts or certificates.  The staff of the SEC has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

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Swap Agreements
In accordance with its investment strategy and only with Board approval, the Fund may enter into interest rate, equity, credit default, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes.  The Fund may enter into swap agreements, including credit default swaps, only to the extent that obligations under such agreements represent not more than 30% of the Fund’s net assets.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Fund’s portfolio.

The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.  This limitation will only apply to OTC swap transactions and will not apply to swap transactions that are centrally cleared.  The Adviser will consider, among other factors, creditworthiness, size, market share, execution ability, pricing and reputation in selecting swap counterparties for the Fund.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few days to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return of some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  An equity swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component (“asset”) during the period of the swap.  The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  If such securities are determined to be illiquid, then the Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  The swaps market is a relatively new market and largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Certain standardized swaps are currently subject to mandatory central clearing.  Central clearing is expected to decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.  Certain other swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names.

Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps.

Equity Swaps (Total Return Swaps / Index Swaps). Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock.  In these cases, the Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.  Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount.  In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, the Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund’s current obligations (or are otherwise covered as permitted by applicable law), the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

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Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may be substantial.  The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents.  As a result, the markets for certain types of swaps have become relatively liquid.

Interest Rate Swaps. An interest rate swap is an agreement between two parties (known as counterparties) where one stream of future interest payments is exchanged for another based on a specified principal amount.  Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR).  A company will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another.  For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Credit Default Swaps. To the extent consistent with its investment objectives and subject to the Fund’s general limitations on investing in swap agreements, the Fund may invest in credit default swaps.  Credit default swaps are contracts whereby one party, the protection “buyer,” makes periodic payments to a counterparty, the protection “seller,” in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the “value”) of a particular debt obligation (the “referenced debt obligation”) in the event of a default by the issuer of that debt obligation.  A credit default swap may use one or more securities that are not currently held by the Fund as referenced debt obligations.  The Fund may be either the buyer or the seller in the transaction.  The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.  When used for hedging purposes, the Fund would be the buyer of a credit default swap contract.  In that case, the Fund would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation.  In return, the Fund would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  Credit default swaps involve the risk that, in the event that the Adviser incorrectly evaluates the creditworthiness of the issuer on which the swap is based, the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  They also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which the Fund is the seller, the Fund will maintain appropriate liquid assets, or enter into offsetting positions.

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In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The Fund may also invest in a CDX index, which is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments.  CDX index products potentially allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, with an increased level of diversification.  Generally, the value of the CDX index will fluctuate in response to changes in the perceived creditworthiness or default experience of the basket of issuers of debt instruments to which the CDX index provides exposure.  An investor’s investment in a tranche of a CDX index provides customized exposure to certain segments of the CDX index’s potential loss distribution.  The lowest or riskiest tranche, known as the equity tranche, has exposure to the first losses experienced by the basket.  The mezzanine and senior tranches are higher in the capital structure but may also be exposed to losses in value.  Investment in a CDX index is susceptible to liquidity risk, along with credit risk, counterparty risk and others risks associated with an investment in a credit default swaps, as discussed above.

Swaptions.  The Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Fund may write (sell) and purchase put and call swaptions.

Whether the Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s ability to predict whether certain types of investments are likely to produce greater returns than other investments.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  Currently, the swaps market is largely unregulated. It is possible that developments in the swaps market, including additional government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Defensive Positions; Cash Equivalents
In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Fund may invest outside the scope of its principal investment focus.  Under such conditions, the Fund may not invest in accordance with its investment objective or investment strategies, including substantially reducing or eliminating its short positions, and, as a result, there is no assurance that the Fund will achieve its investment objective.  Under such conditions, the Fund may invest without limit in cash and cash equivalents.  These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see “Repurchase Agreements” and “Reverse Repurchase Agreements” for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks CDs, bankers’ acceptances and time deposits) and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Adviser to be of comparable high quality and liquidity.

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Also, a portion of the Fund’s assets may be maintained in money market instruments as described above in such amount as the Adviser deems appropriate for cash reserves.

To-Be-Announced (“TBA”) Purchase Commitments
TBA purchase commitments are commitments to purchase mortgage-backed securities for a fixed price at a future date.  At the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered.  Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms.  Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security.

Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.  The Fund will set aside cash or other liquid assets in an amount equal to 100% of its commitment to purchase securities on a to-be-announced basis.  These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 100% of the amount of the Fund’s commitments.  On delivery for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow.

TBA purchase commitments may be considered securities in themselves, and purchasing a security on a to be announced basis can involve the risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  Default by or bankruptcy of the counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action and expenses or delays in connection with the purchase of the mortgage-backed securities specified in the TBA transaction.  Mortgage-backed securities purchased on a to-be-announced basis increase interest rate risks to the Fund because the underlying mortgages may be less favorable than anticipated. No interest or dividends accrue to the purchaser prior to the settlement date.

U.S. Government Securities
Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance.  U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA pass-through certificates, are supported by the full faith and credit of the U.S. government.  Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.  U.S. government securities also include government-guaranteed mortgage-backed securities.

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While the U.S. government provides financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities.  Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate.  When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

See “Cash Equivalents” for more information.

Warrants
To the extent that the Fund invests in equity securities, the Fund may invest in warrants.  The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

When-Issued Securities
The Fund may from time to time purchase securities on a “when-issued” basis.  When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV.  Debt securities, including municipal securities, are often issued in this manner.  The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes).  During the period between purchase and settlement, no payment is made by the Fund, and no interest accrues to the Fund.  To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention that the Fund will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectuses.  Although when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  However, the Fund will not accrue any income on these securities prior to delivery.  The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

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The Fund does not believe that the Fund’s NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund’s NAV per share.  The market value of the when-issued security may be more or less than the purchase price payable at the settlement date.  Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, the Fund’s commitments to purchase securities on a when-issued basis.  The value of the Fund’s “senior securities” holdings are marked-to-market daily to ensure proper coverage.  Such securities either will mature or, if necessary, be sold on or before the settlement date.

Zero-Coupon Bonds
The Fund may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest.  Zero coupon bonds are issued at a significant discount from their face value.  The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  Because interest on zero coupon obligations is not paid to the Fund on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.  Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities.  The discount represents income, a portion of which the Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year.  Zero coupon bonds tend to be more volatile than conventional debt securities.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed), and (ii) this restriction will not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements collateralized by the instruments described in clause (ii);

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4.	Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements); or

7.	With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

Non-Fundamental Investment Restrictions
The following non-fundamental investment restriction is applicable to the Fund.  This restriction can be changed by the Board of Trustees, but the change will only be effective after 60 days prior written notice is given to shareholders of the Fund.

Except as noted, the Fund may not:

Invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may also include restricted securities determined by the Adviser not to be liquid, non-negotiable time deposits and over-the-counter options.

Except with respect to the limitations on borrowing and investments in illiquid securities, if the Fund is in compliance with a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectuses at the time that a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	38	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	38	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	38
Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	38	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A
Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014- present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013); Vice President, Ariel Investments, LLC (2003-2010).

N/A

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present); Research Associate, Vista360, LLC (2010-2012).	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Assistant Vice President , U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President , U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2011-present); Student, Illinois State University (2006-2011).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Officer , U.S. Bancorp Fund Services, LLC (2010-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, and the Fund’s administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, and the Fund’s administrator, custodian and transfer agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal “Board Meetings,” which are held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is comprised of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Interested Trustee – Mr. Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee is comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of the Distributor, which acts as principal underwriter to the Fund and many of the Trust’s other underlying funds.  Mr. Neuberger also serves as Executive Vice President of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator” or “USBFS”).  The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firms to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as a Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001.  Dr. Akers has been a Professor and Chair of the Department of Accounting at Marquette University since 2004 and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as a Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA Mutuals since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as a Trustee of the Trust since 2001.  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as Executive Vice President of the Administrator, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

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Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since October 2009.  Since 2011, Mr. Siegel has also served as a trustee of the Gottex Trust, an open-end investment company.  Mr. Siegel previously served as a trustee of the Gottex Multi-Asset Endowment fund complex, from 2010 to 2015 and as a trustee of the Gottex Multi-Alternatives fund complex from 2010 to 2015, each of which is composed of three closed-end investment companies.  He also served as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, owned securities beneficially or of record, in the Adviser, the Distributor or any of their affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.  In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditors concerning the scope of the audit and the auditor’s independence.  Dr. Akers is designated as the Audit Committee Chairman and the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

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Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Jesse Schmitting, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $50,000 per year, $2,500 per in-person Board meeting attended and $1,000 per telephonic Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at board meetings.  Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended.  The chairman of the Audit Committee receives an annual retainer of $2,500.  Interested Trustees do not receive any compensation for their service as Trustee.  Because the Fund has recently commenced operations, the following compensation figures represent estimates from the date of this SAI through the fiscal year ending December 31, 2016:

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(3)(4)	$303	None	None	$17,000
Gary A. Drska, Independent Trustee(3)	$303	None	None	$17,000
Jonas B. Siegel Independent Trustee(3)	$303	None	None	$17,000
Joseph C. Neuberger, Interested Trustee	None	None	None	None
(1)	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)	There are currently thirty-eight other portfolios comprising the Trust.
(3)	Audit Committee member.
(4)	Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of the Fund or who acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of the Fund.  As of the date of this SAI, no person controlled the Fund and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund.  As of the date of this SAI, and prior to the effective time of the Reorganization, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of the Fund, as the Fund had not yet commenced operations.

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Investment Adviser
As stated in the Prospectuses, investment advisory services are provided to the Fund by Marketfield Asset Management LLC, located at 60 East 42nd Street, 36th Floor, New York, New York 10165, pursuant to an investment advisory agreement (the “Advisory Agreement”).  The Adviser is an employee-owned firm, with no one individual owning 25% or more of the Adviser’s voting securities.  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial two-year period, the Advisory Agreement continues in effect from year to year with respect to the Fund, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment” under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee computed daily and paid monthly. The table below illustrates the base fees paid to the Adviser along with reduced fees paid on assets in excess of certain levels (breakpoints):

Advisory Fee (as a percentage of average annual net assets)
$7.5 billion or less	More than $7.5 billion but less than $15 billion	$15 billion or more
1.40%	1.38%	1.36%

However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it.

For the fiscal years indicated below, the Predecessor Fund paid the Predecessor Fund’s investment adviser, New York Life Investment Management, LLC (“New York Life Investments”), the following amounts of advisory fees pursuant to a previous advisory agreement between New York Life Investments and MainStay Funds Trust, on behalf of the Predecessor Fund.

Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee After Recoupment / (Waiver)
December 31, 2015	$72,438,206	$0	$72,438,206
December 31, 2014	$250,598,258	$0	$250,598,258
December 31, 2013	$158,325,336	$0	$158,325,336

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The Adviser served as the sub-adviser to the Predecessor Fund.  The sub-advisory fees paid by the Predecessor Fund’s adviser for the fiscal years ended December 31, 2015, December 31, 2014, and December 31, 2013 were $79,164,462, $125,299,129 and $36,219,103 or 0.70%, 0.70% and 0.70% of average net assets, respectively.

Fund Expenses.  The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Adviser and the Trust, the Adviser has agreed to waive management fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (exclusive of dividends or interest expenses on short positions, acquired fund fees and expenses, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, brokerage commissions, and extraordinary expenses) do not exceed 1.80%, 1.82%, 2.57%, 1.56%, 1.91%, 1.43% and 1.56% of the Fund’s average daily net assets for Class A shares, Investor Class shares, Class C shares, Class I shares, Class R2 shares, Class R6 shares and Class P shares, respectively, through April 11, 2019.  Any such reimbursement made by the Adviser of its management fees or payment of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers
As disclosed in the Prospectus, Michael C. Aronstein and Michael Shaoul, Ph.D. (the “Portfolio Managers”) are the portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that any of these accounts are subject to an advisory fee which is based on account performance, this information is reflected in a separate table below.  Asset amounts have been rounded as of December 31, 2015:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Michael C. Aronstein
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$60,875,962	0	$0

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Michael Shaoul
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$60,875,962	0	$0

Material Conflicts of Interest
The Adviser manages other accounts in addition to the Fund, some of which may include portfolios of investments substantially similar to the Fund.  All portfolio transactions for the Fund and the Adviser’s other accounts will be implemented according to the Adviser’s trade allocation procedures.  These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory.  Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.  In determining a fair allocation, the procedures take into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, the cash available for investment, suitability, and each advisory client’s investment objectives.

Portfolio Manager Compensation
The Portfolio Managers’ compensation is a fixed salary that is set by reference to industry standards and is not based on performance of the Fund or the value of assets held in the Fund’s portfolio.  The Portfolio Managers also receive an annual bonus that is based on a minimum percentage of the management fee received by the Adviser for its services to the Fund but may be increased on a discretionary basis.

Ownership of Securities in the Predecessor Fund by the Portfolio Managers
As of December 31, 2015, the Portfolio Managers beneficially owned shares of the Predecessor Fund as shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Michael C. Aronstein	Over $1,000,000
Michael Shaoul	Over $1,000,000

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement between the Trust and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Administrator acts as the Fund’s administrator.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  USBFS also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.  For its administration and fund accounting services, the Administrator receives from the Fund a combined fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 5% of average net assets on the first $2 billion, 3% of average net assets on the next $4 billion, 2% of average net assets on the next $2 billion and 1% on the balance over $8 billion, all subject to a monthly minimum fee of $60,000.

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Custodian
U.S. Bank N.A., an affiliate of USBFS, is the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm of the Fund.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

After an initial two-year period, the Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act).  The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or by the Distributor on 60 days’ written notice.

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Distribution (Rule 12b-1) and Shareholder Servicing Plan
The Trust has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s Distributor for distribution and shareholder services (the “Distribution Fee”) of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, Class A shares and Class R2 shares, annually, and 1.00% of the Fund’s average daily net assets attributable to Class C shares, annually.  The fee for Class C shares represents a 0.75% Rule 12b-1 distribution fee and a 0.25% shareholder servicing fee.  The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below.  The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Institutional Class, Class R6, and Class P shares are not subject to a Distribution Fee.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose.  It is also required that the Trustees who are not “interested persons” of the Fund, select and nominate all other Trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the  Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

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To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee
The Distributor may use the Rule 12b-1 Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The table below shows the amount of Rule 12b-1 Distribution Fees incurred and the allocation of such fees by the Predecessor Fund’s distributor with respect to the Class A shares, Investor Class shares, Class C shares and Class R2 shares of the Predecessor Fund for the fiscal year ended December 31, 2015.

Actual Rule 12b-1 Expenses Spent by the Predecessor Fund’s Distributor with Respect to Class A Shares of the Predecessor Fund During the Fiscal Year Ended December 31, 2015
Total Dollars Allocated
Advertising/Marketing	$1,654
Printing/Postage	$4,430
Payment to Distributor	$172,011
Payment to dealers	$1,303,543
Compensation to sales personnel	$80,518
Other	$263,151
Total	$1,825,307

Actual Rule 12b-1 Expenses Spent by the Predecessor Fund’s Distributor with Respect to Investor Class Shares of the Predecessor Fund During the Fiscal Year Ended December 31, 2015
Total Dollars Allocated
Advertising/Marketing	$43
Printing/Postage	$239
Payment to Distributor	$5,933
Payment to dealers	$3,755
Compensation to sales personnel	$106,783
Other	$2,064
Total	$118,817

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Actual Rule 12b-1 Expenses Spent by the Predecessor Fund’s Distributor with Respect to Investor Class Shares of the Predecessor Fund During the Fiscal Year Ended December 31, 2015
Total Dollars Allocated
Advertising/Marketing	$754
Printing/Postage	$2,178
Payment to Distributor	$96,609
Payment to dealers	$5,888,170
Compensation to sales personnel	$63,696
Other	$56,996
Total	$6,108,403

Actual Rule 12b-1 Spent by the Predecessor Fund’s Distributor with Respect to Class R2 Shares of the Predecessor Fund During the Fiscal Year Ended December 31, 2015
Total Dollars Allocated
Advertising/Marketing	$31
Printing/Postage	$71
Payment to Distributor	$2,812
Payment to dealers	$25,043
Compensation to sales personnel	$180
Other	$1,119
Total	$29,256

Shareholder Servicing Fee
Under the Distribution Plan, the Fund pays the Distributor an amount not to exceed 0.25% of the Funds’ average daily net assets attributable to Class C shares, for providing or arranging for shareholder support services provided to individuals and plans holding Class C shares.  Investor Class, Class A, Class R2 and Class P shares are not subject to a shareholder servicing fee under the Distribution Plan.  The shareholder servicing fees may be used to pay the Adviser and/or various shareholder servicing agents that perform shareholder servicing functions and maintenance of Class C shareholder accounts.  These services may also include the payment to financial intermediaries (including those that sponsor mutual fund supermarkets) and other service providers to obtain shareholder services and maintenance of shareholder accounts (including such services provided by broker-dealers that maintain all individual shareholder account records of, and provide shareholder servicing to, their customers who invest in the Class C shares of the Fund through a single “omnibus” account of the broker-dealer).  Under the Distribution Plan, shareholder servicing fee payments to the Distributor are calculated and paid at least annually.

To the extent these asset-based fees and other payments to these financial intermediaries for shareholder servicing and account maintenance they provide to the Class C shares of the Fund exceeds the shareholder servicing fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  The Fund pays the supermarket sponsor a negotiated fee for continuing services, including, without limitation, for maintaining shareholder account records and providing shareholder servicing to their brokerage customers who are shareholders of the Fund.  If the supermarket sponsor’s shareholder servicing fees exceed the shareholder servicing fees available from the Fund, then the balance is paid from the resources of the Adviser.

During the last three fiscal years, there were no shareholder servicing fees paid by the Class C shares of the Predecessor Fund.

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Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan on behalf of its Class R2 shares to pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class R2 shares.  The Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Class R2 shareholders.

The following table shows the shareholder servicing fees paid by the Class R2 shares of the Predecessor Fund for the fiscal years indicated below:

Shareholder Servicing Fees – Class R2 Shares of the Predecessor Fund Paid During Fiscal Year Ended December 31, 2015
2015	2014	2013
$8,338	$19,970	$5,838

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

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Investment decisions for the Fund are made independently from those of other client accounts.  Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year.  The Fund is required to identify any securities of its regular broker-dealers that the Fund has acquired during its most recent fiscal year. During the fiscal year ended December 31, 2015, the Predecessor Fund acquired the securities of Citigroup, Inc. and Bank of America, N.A. As of December 31, 2015, the value of such holdings was $0.

The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker-dealer because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  No such transactions were directed to a broker-dealer by the Fund.

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal years indicated below:

Brokerage Commissions Paid During Fiscal Year Ended December 31,
2015	2014	2013
$7,784,699	$24,734,753	$21,058,405

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Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

The following table shows the portfolio turnover rates for the Predecessor Fund for the fiscal years indicated below:

Portfolio Turnover During Fiscal Year Ended December 31,
2015	2014
93%	98%

Code of Ethics
The Fund, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy-Voting Procedures
The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight.  The Proxy Voting Policies of the Adviser are described below. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The Adviser’s Proxy Voting Guidelines
The Adviser has adopted written proxy voting policies and procedures that are available upon request by any Fund investor or prospective investor.  Also available upon request by any investor or prospective investor is a record of how the Adviser has voted client proxies since it became registered as an investment adviser with the SEC.

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The procedures described here apply to all proxy voting matters that relate to clients over which the Adviser has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues.  The Adviser’s chief compliance officer monitors all proxy voting.

Client Instructions and Requests
The decision of any client to retain proxy voting authority or any specific instructions with respect to proxy voting would be documented in the investment management agreement between the Adviser and the client.  To date, all clients have granted the Adviser the exclusive right to vote proxies on their behalf. Upon request by a client or investor, the Adviser promptly provides a copy of our proxy voting policies and procedures and a list of securities voted and votes taken with respect to the securities in a client account since this policy was adopted or during some relevant subsequent period.

Conflicts of Interest
A conflict of interest may arise in the context of proxy voting (1) if the Adviser were to manage a portfolio for a proxy issuer or its senior officers or directors and also were to own the securities of that company in our client portfolios, (2) if any supervised person of the Adviser (a “Supervised Person”) had a familial or personal relationship with a senior executive or board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose securities are held in a client portfolio, or (3) if the Adviser had a representative on the board of directors of a proxy issuer.  Our Supervised Persons will be aware of the potential for conflicts when considering proxy voting.  If a potential for conflict is perceived, the Adviser’s chief compliance officer will be consulted.

Procedures for Conflicts of Interest
In the event that a conflict arises among the interests of the Adviser, its Supervised Persons, and its clients, the Adviser uses the following procedures:

•
If the perceived conflict of interest involves a member of senior management, the Adviser’s chief compliance officer consults with other members of senior management to determine whether the conflict is material to the particular proxy issues being considered.  If it is determined that the conflict is material, the conflicted person will not communicate with any other Supervised Person about the proxy issue.  The remaining members of senior management will decide how to vote the proxy and will relay the decision to the Adviser’s chief compliance officer.  The Adviser will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted person, and the resulting vote.

•
If the perceived conflict of interest involves the Adviser, the Adviser’s chief compliance officer determines whether the conflict is material.  If he determines that the conflict is material, the Adviser will have no further input on the particular proxy vote.  In this case, the Adviser will cause the proxies to be voted in the same proportion as the votes of other holders.

Commonly Raised Proxy Issues
The Adviser is diligent regarding the voting process and the rights of shareholders to influence the management of companies, when appropriate.  In evaluating proxy issues, the Adviser may consider information from many sources, including the research analysts covering the particular securities, the management of the issuer presenting a proposal, shareholder groups, and independent proxy-research services. The following general guidelines apply with respect to common issues raised in proxy statements.

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Election of Board of Directors
The Adviser generally supports the election of directors that result in a board with a majority of independent directors.  The Adviser generally withholds votes for non-independent directors who serve on the audit, compensation, or nominating committees of the board of directors.  The Adviser holds directors accountable for the actions of the committees on which they serve.  For example, the Adviser generally withholds votes for nominees who approve or propose arrangements that the Adviser believes would diminish shareholder value.  The Adviser generally votes in favor of efforts to ensure that shareholders elect a full slate of directors at each annual shareholder meeting.

Approval of Independent Auditors
The Adviser generally votes against proposed auditors whose non-audit work consists of what the Adviser perceive to be a material amount of the total fees paid by the issuer to the audit firm.  The Adviser evaluates on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with an issuer, regardless of the amount of the audit fee, to determine whether the Adviser believe that independence has been compromised.  If the Adviser believes that auditor independence has been compromised, the Adviser votes against approval of the auditor.

Executive Compensation
The Adviser generally support measures intended to increase long-term securities ownership by executives, including features that require corporate officers to hold securities of the issuer or that require securities acquired as the result of option exercises to be held for a period of time.  The Adviser generally supports expensing the fair value of option grants.  The Adviser generally vote against option plans that, in light of all other existing compensation plans of the issuer, the Adviser believe would directly or indirectly result in material dilution of shareholder interests, such as the ability to re-price options that are worth less than the current market price of the security into which they are exercisable, the issuance of options with an exercise price below the current market price of the securities, the issuance of reload options, the ability to reward management for thwarting a takeover attempt, golden parachutes, and automatic share replenishment features.

Corporate Structure and Shareholder Rights
The Adviser generally supports proposals to remove super-majority voting requirements and generally vote against proposals to impose super-majority requirements.  The Adviser generally votes for proposals to lower barriers to shareholder action and against proposals that limit rights to call special meetings, to limit rights to act by written consent, or to stagger boards of directors.  The Adviser generally votes against proposals for a separate class of securities with disparate voting rights.  Due to longstanding custom and practice, these features are more common in foreign markets.  Although the Adviser may make investments in companies that have disparate voting rights, the Adviser generally votes to eliminate them when the issue is presented.  The Adviser generally votes for proposals to subject shareholder rights plans, such as poison pills, to a shareholder vote.  The Adviser generally votes against these plans unless the Adviser is convinced that the long-term interests of shareholders would benefit from instituting the plan.  The Adviser generally votes against proposals that make it more difficult for an issuer to be acquired by outsiders and in favor of proposals that do the opposite.  The Adviser believes that corporate management should be at all times subject to, and not insulated from, the incentives and punishments of the market.

Increase in Authorized Capital
There are many business reasons for an issuer to increase its authorized capital, including general corporate purposes and to raise new investment capital for acquisitions, stock splits, recapitalizations, or debt restructurings.  New issues may provide flexibility to issuers because the securities may be issued quickly without further shareholder approval in connection with financings or acquisitions.  The Adviser generally votes for proposals to increase authorized capital, absent unusual circumstances.  Generally, the Adviser does not oppose proposals to authorize the issuance of preferred stock but scrutinize any proposal that gives the board of directors the authority to assign disproportionate voting rights when the preferred stock is issued.

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Jurisdiction of Incorporation
The Adviser generally votes against proposals to move the jurisdiction of incorporation of an issuer to a jurisdiction that is less favorable to shareholder interests.

Social Policy
The Adviser believes that ordinary business matters are primarily the responsibility of management.  Proposals that present social policy issues typically request that a company disclose or amend its business practices.  The Adviser generally votes against social policy proposals, although the Adviser may make exceptions if the Adviser believes that the proposal has important beneficial economic implications for the issuer.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-311-MKTFLD or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Anita Zagrodnik has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

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Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•	the disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;

•
the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;

•
the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities or so that such brokers can provide the Adviser with natural order flow;

•	the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•
the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website at least one day prior to the disclosure) which the Fund may, in its discretion, disclose from to time; or

•	the disclosure is made pursuant to prior written approval of the CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics.  It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor.  In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.  In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, between the 5th and 10th business day of the month following a calendar quarter, the Fund provides their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO, Treasurer or President.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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Any suspected breach of this policy must be reported immediately to the CCO, or to the chief compliance officer of the Adviser who is to report it to the CCO.  The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Securities held by the Fund and traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices.  All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the over-the-counter (“OTC”) market.  If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Fund securities listed on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

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Short-term debt securities and money market instruments having a maturity of 60 days or less are priced at amortized cost, unless the Adviser determines it does not approximate fair value.  Short-term debt securities and money market instruments having a maturity of greater than 60 days are valued at market price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectuses regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (or other authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV after the Financial Intermediary receives the request.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

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How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions made in-kind are taxed in the same manner as redemptions made in cash.

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Sales Charges; Sales Charge Reductions and Waivers

Sales Charges on Investor Class and Class A Shares.  If you purchase Investor Class or Class A shares of the Fund you will pay an initial sales charge when you invest, unless you qualify for a reduction or waiver of the sales charge.

The sales charge for Investor Class and Class A shares is calculated as follows:

Purchase Amount	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested(1)	Typical dealer concession as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(2)	None	None	None
(1)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2)
No sales charge applies on investments of $1 million or more, but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class and Class A Shares” below.

Sales Charge Reductions And Waivers On Investor Class And Class A Shares

Reducing Front-End Sales Charges. There are several ways you can lower your sales charge for Investor Class and Class A shares of the Fund at one of the reduced sales charge rates shown in the tables above.

Rights of Accumulation.  You may combine your current purchase of Investor Class and Class A shares of the Fund with other existing Investor Class, Class A and Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of all other Investor Class and Class A shares purchased in accounts at the public offering price and the value of the Class C shares you own at the net asset value at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege.  If you redeem Investor Class or Class A shares of the Fund, and within 60 days purchase and register new Investor Class or Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact the Transfer Agent or your financial intermediary.

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Letter of Intent.  By signing a Letter of Intent (“LOI”), you can reduce your Investor Class or Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Investor Class and Class A shares.  Any Investor Class or Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Investor Class or Class A share purchase of $1,000,000 or more, nor on any purchase into an Investor Class or Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value.  The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers.  Sales charges for Investor Class and Class A shares may be waived under certain circumstances for some investors or for certain purchases.  You will not have to pay a sales charge on purchases of Investor Class and Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•
you are a member of the immediate family of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	you are a fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your customers;
•
you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans or the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code, and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	you are purchasing shares for a 401(k), 403(b) or 457 plan, and profit sharing and pension plans that invest $500,000 or more or have more than 100 participants;
•	you are a current shareholder whose aggregate investment in Class A shares of the Fund exceeds $500,000 subject to the conditions noted above; or
•	you are an individual on certain accounts under investment programs managed by the Adviser.

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You may be eligible for a waiver of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Adviser or an affiliate.  Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Please consult your investment professional or financial institution for further information.

The Fund reserves the right to modify or eliminate these programs at any time.

Contingent Deferred Sales Charge Waivers.  For Investor Class and Class A shares, a CDSC is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Sales Charges on Investor Class and Class A Shares,” above) that are redeemed within 12 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in first out” basis. If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption.  The sales charge is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower.  This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70½ (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances under the Adviser’s discretion.

Information about the Fund’s Investor Class and Class A sales charges is available, free of charge, on the Fund’s website at www.marketfieldfund.com.

If you would like information about sales charge waivers, call your financial representative or contact the Fund at 1-800-311-MKTFLD .

Federal Income Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each taxable year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level.  If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies, and (3) net income derived from an interest in a qualified publicly traded partnership.  Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

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The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12‑month period generally ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain, and net gain from foreign currency transactions, less expenses.  Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund.  Net capital losses not used during any year may be carried forward indefinitely until used, and will retain their character as short-term or long-term.  The Fund may also elect to defer certain losses for tax purposes.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares.  The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time shares have been held.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum federal income tax rate of 20%.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

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Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax).  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale, exchange or redemption of Fund shares, whether for cash or in kind proceeds, may result in recognition of a taxable capital gain or loss.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss.  However, any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  Any loss realized upon a sale, exchange or redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, exchange or redemption.  If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid after December 31, 2018 to (A.) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States), and (B.) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

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Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

Foreign taxpayers are generally subject to withholding tax at a flat rate of 30% on U.S.-source income.  This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular shareholder.  You are urged to consult your own tax adviser.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long‑term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any capital loss carryforward), will be distributed with net investment income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long‑term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long‑term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholder.  Net capital losses realized by the Fund may be carried forward indefinitely, and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be reinvested in additional shares of the distributing Fund unless the shareholder has otherwise indicated.  Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

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Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares (“covered shares”) when the shareholder sells, exchanges or redeems such shares.  This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”).  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, redeemed or exchanged when a shareholder sells, redeems or exchanges less than its entire holding of covered shares and has made multiple purchases of covered shares on different dates at differing NAVs.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which deems covered shares with the highest cost basis to be sold, redeemed or exchanged first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, redemption or exchange of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The financial statements of the Predecessor Fund and the Predecessor Fund’s independent registered public accounting firm’s report appearing in the Predecessor Fund’s Annual Report for the period ended December 31, 2015 is hereby incorporated by reference.

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TRUST FOR PROFESSIONAL MANAGERS
PART C

MARKETFIELD FUND

OTHER INFORMATION

Item 28. Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)			Investment Advisory Agreement — Filed Herewith.
(e)			Distribution Agreement — Filed Herewith.
(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)			Custody Agreement — Filed Herewith.
(h)			Other Material Contracts.
	(1)		Fund Administration Servicing Agreement — Filed Herewith.
	(2)		Transfer Agent Servicing Agreement — Filed Herewith.
	(3)		Fund Accounting Servicing Agreement — Filed Herewith.
	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 544 to its Registration Statement on Form N-1A with the SEC on March 21, 2016, and is incorporated by reference.
	(5)		Operating Expense Limitation Agreement — Filed Herewith.
(i)			Legal Opinions.
	(1)		Opinion and Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)			Agreement Relating to Initial Capital.
(1)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)	(1)		Distribution and Shareholder Servicing Plan (Rule 12b-1 Plan) — Filed Herewith.
	(2)		Shareholder Servicing Plan (Class R2 Shares) — Filed Herewith.
(n)			Rule 18f-3 Plan — Filed Herewith.
(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 523 to its Registration Statement on Form N-1A with the SEC on December 14, 2015, and is incorporated by reference.

(2)	Code of Ethics for Fund and Adviser — Filed Herewith.
(3)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 430 to its Registration Statement on Form N-1A with the SEC on March 21, 2014, and is incorporated by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of Investment Adviser

Marketfield Asset Management LLC (the “Adviser”) serves as the investment adviser for the Marketfield Fund (the “Fund”).  The principal business address of the Adviser is 60 East 42nd Street, 36th Floor, New York, New York 10165.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated March 29, 2016.  The Form ADV for the Adviser may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)  Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds

2

CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street Fund, Inc.
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	Chairperson and Trustee
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1)  This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)  This individual is located at 10 West Market Street, Indianapolis, Indiana, 46204.
(3)  This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)  Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained in the following locations:

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Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser	Marketfield Asset Management LLC 60 East 42nd Street, 36th Floor New York, New York 10165
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34. Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 551 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 551 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 8th day of April, 2016.

TRUST FOR PROFESSIONAL MANAGERS

By:  /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 551 to its Registration Statement has been signed below on April 8, 2016 by the following persons in the capacities indicated.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By:      /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney
previously filed with Registrant’s Post-Effective
Amendment No. 544 to its Registration Statement
on Form N-1A with the SEC on March 21, 2016,
and is incorporated by reference.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX-99.d
Distribution Agreement	EX-99.e
Custody Agreement	EX-99.g
Fund Administration Servicing Agreement	EX-99.h.1
Transfer Agent Servicing Agreement	EX-99.h.2
Fund Accounting Servicing Agreement	EX-99.h.3
Operating Expense Limitation Agreement	EX-99.h.5
Opinion and Consent of Counsel	EX-99.i.1
Consent of Independent Registered Public Accounting Firm	EX-99.j.1
Distribution and Shareholder Servicing Plan (Rule 12b-1 Plan)	EX-99.m.1
Shareholder Servicing Plan (Class R2 Shares)	EX-99.m.2
Rule 18f-3 Plan	EX-99.n
Code of Ethics for Fund and Adviser	EX-99.p.2